February 9, 2015 General Motors Company Mail Code 482-C25-A36 300 Renaissance Center P.O. Box 300 Detroit, Michigan 48265-3000 Attn: Anne T. Larin, Secretary RE: Notice of Director Nomination and Shareholder Proposal Dear Ms. Larin: The undersigned, Harry J. Wilson (the “Record Holder”), is a holder of record of 100 shares of common stock, par value $0.01 per share (the “Common Stock”), of General Motors Company (the “Company”). The Record Holder’s name and address as we believe they appear on the Company’s books are Harry James Wilson and 36 Garden Road, Scarsdale, NY 10583, respectively. The Record Holder beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or may be deemed to beneficially own, 34,412,559.9049 shares of Common Stock of the Company (which includes the 100 shares held of record). The Record Holder is hereby submitting this notice (together with the Exhibits and Annexes hereto, which Exhibits and Annexes are incorporated herein by reference, this “Notice”) to the Company pursuant to the Amended and Restated Bylaws of the Company (the “Bylaws”), as filed with the U.S. Securities and Exchange Commission as Exhibit 3.1 to the Form 8-K filed by the Company on October 10, 2014. The Record Holder is seeking to (i) nominate Harry J. Wilson (the “Nominee”) as candidate for election as director at the 2015 annual meeting of stockholders of the Company, and at any other meeting of stockholders held in lieu thereof, and at any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”) and (ii) bring before the Annual Meeting the following proposal (the “Proposal”): To adopt, pursuant to the Bylaws, the following resolution: “RESOLVED, that the stockholders of General Motors Company hereby request that General Motors Company commit to completing not less than $8 billion of share repurchases to be completed on or before the first anniversary of the 2015 annual meeting of stockholders.” The Record Holder intends to propose the Proposal at the Annual Meeting because he believes that the Company's Common Stock is substantially undervalued, that the Company is substantially overcapitalized and that this repurchase of undervalued shares will create substantial shareholder value. The Record Holder believes that the value of the shares he and the

2 Stockholder Associated Persons (as defined in Exhibit B) own will increase as a result of the potential share repurchase pursuant to the Proposal. The Record Holder hereby represents that he is a holder of the Common Stock of the Company and intends to (i) appear in person or by proxy at the Annual Meeting to make the nomination described in this Notice and bring up the Proposal, (ii) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding voting stock required to approve or adopt the Proposal and to elect the Nominee at the Annual Meeting and (iii) otherwise to solicit proxies from stockholders in support of the Proposal and the nomination and election of the Nominee. The Record Holder believes that the size of the Company’s Board of Directors (the “Board”) has been set at thirteen (13) directors, all of whom have terms expiring at the Annual Meeting. Depending on the size of the Board and the number of candidates up for election at the Annual Meeting, the Record Holder reserves the right to either withdraw the Nominee or to nominate additional nominees for election to the Board at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Record Holder that any attempt to increase the size of the current Board would be unlawful. The Record Holder also reserves the right to withdraw the Proposal. Certain information as may purportedly be required by the Bylaws regarding the Record Holder, the Nominee and certain of his respective associated persons is included in Exhibit A, Exhibit B, Annex 1 and Annex 2 hereto. The completed written consent of the Nominee to be nominated and to serve as a director of the Company is attached as Exhibit C hereto. Agreements between MAEVA Capital Partners LLC (“MAEVA CP”), an affiliate of the Record Holder, and certain persons are attached as Exhibit D, Exhibit E, Exhibit F and Exhibit G hereto. In addition to the Record Holder and MAEVA CP, the Record Holder is aware of the following persons who are in support of the election of the Nominee and the Proposal: the Taconic Parties (as defined in Exhibit B hereto), the Appaloosa Parties (as defined in Exhibit B hereto), the HG Vora Parties (as defined in Exhibit B hereto) and the Hayman Parties (as defined in Exhibit B hereto). The addresses for each of the foregoing holders of Common Stock are set forth in Annex 2 hereto. The inclusion of the foregoing is not a representation or warranty that any of the foregoing stockholders, other than the Record Holder, will attend the Annual Meeting or vote shares of Common Stock of the Company in favor of the Nominee or the Proposal at the Annual Meeting. The Record Holder and MAEVA CP have had certain discussions with other persons who may own, beneficially or of record, securities of the Company, but neither the Record Holder nor MAEVA CP can represent whether such parties will support the election of the Nominee or the Proposal. Except as set forth in this Notice, including the Exhibits and Annexes hereto, the information that is purportedly required to be provided in connection herewith pursuant to the Bylaws is “not applicable” or “none,” as appropriate. Inclusion of any information in this Notice shall not be deemed an admission that such information is required to be included herein pursuant to the Bylaws. The Record Holder will, upon request, provide any additional information that may be reasonably requested to the extent germane to the nomination of the Nominee or bringing the Proposal.

3 Any claim that this Notice is in any way defective or deficient, and all further correspondence on this matter should be addressed to Harry J. Wilson, so that there is adequate opportunity to address any such claim in a timely fashion. In the absence of such prompt notice, the Record Holder will assume that the Company agrees that this Notice complies in all respects with the requirements of the Bylaws. The Record Holder reserves all rights to substitute a director nominee in the event that the Nominee is unable to, or for good cause will not, serve as a Nominee or director. The provision of this Notice is not an admission that the procedures set forth in the Bylaws are legal, valid or binding. In addition, the Record Holder reserves all rights to challenge the validity of the Bylaws and reserves all rights to assert a claim for any damages or costs that the Record Holder or his affiliates may sustain or incur, including attorneys’ fees, in connection with disputes over the validity of this Notice or the Bylaws. The Record Holder reserves the right to withdraw or modify this Notice at any time.

Sincerely yours, ,: i~ --~ ~arry '. it

EXHIBIT A CERTAIN INFORMATION REGARDING THE NOMINEE Harry J. Wilson Age: 43 Business address: 7 Renaissance Square, 3rd Floor, White Plains, NY 10601 Residence address: 36 Garden Road, Scarsdale, NY 10583 Harry J. Wilson, a nationally-recognized expert in corporate restructurings and turnarounds and in leading complicated businesses through corporate transitions, has served as the Chairman and Chief Executive Officer of MAEVA Group, LLC (“MAEVA”) since he founded it in January 2011. Prior to founding MAEVA, in 2010 Mr. Wilson was the Republican nominee for New York State Comptroller. Mr. Wilson served as a Senior Advisor in the United States Department of the Treasury in 2009. He worked as one of the four leaders of the Auto Task Force, which was responsible for the Treasury’s role in the restructuring of General Motors and Chrysler. From 2003 through 2008, Mr. Wilson worked at credit investment fund Silver Point Capital, finishing his tenure there as a partner. From 1999 until 2003, Mr. Wilson worked at The Blackstone Group. Earlier in his career, Mr. Wilson worked at the private equity firm Clayton, Dubilier & Rice and in the investment banking division of Goldman, Sachs & Co. Mr. Wilson currently serves on the following boards of directors: Visteon Corporation, Sotheby’s, and two not-for-profits, Youth, INC and The Hellenic Initiative. Mr. Wilson served on the Board of Directors of Yahoo! from May 2012 until July 2013 and on the Board of Directors of YRC Worldwide from July 2011 to March 2014. Mr. Wilson graduated with an A.B. in government, with honors, from Harvard College in 1993 and received an MBA from Harvard Business School in 1999. Throughout his career, Mr. Wilson has worked with companies, both as an investor and a board member, to address capital allocation strategies and to enhance operational efficiencies in a focused effort to maximize shareholder value. This experience includes significant time and effort spent with directors, senior management teams, employees and investors. For these reasons, Mr. Wilson is exceptionally well-qualified to serve as a director of the Company. Mr. Wilson beneficially owns shares of the Company’s capital stock as reported in Annex 2 hereto. ***** MAEVA CP, an affiliate of the nominee, has entered into the TCA Agreement (as defined in Exhibit B hereto), the AMLP Agreement (as defined in Exhibit B hereto), HGVCM Agreement (as defined in Exhibit B hereto) and the HCM Agreement (as defined in Exhibit B hereto), but otherwise, the Record Holder and MAEVA CP are not party to, and are not aware of, any arrangement or understanding pursuant to which the Nominee is to be nominated by the Record Holder.

EXHIBIT B CERTAIN INFORMATION REGARDING THE RECORD HOLDER AND THE NOMINEE For purposes of this Notice, (a) the “Appaloosa Parties” are, collectively, Appaloosa Investment Limited Partnership I (“AILP”), Palomino Fund Ltd. (“PFL”), Thoroughbred Fund L.P. (“TFLP”), Thoroughbred Master Ltd. (“TML”), Appaloosa Management L.P. (“AMLP”), Appaloosa Partners Inc. and David A. Tepper; (b) the “Hayman Parties” are, collectively, Hayman Capital Management, L.P. (“HCM”), Hayman Capital Master Fund, L.P. (“HCMF”), Hayman Dialogo LLC (“HDL”), Hayman Investments, L.L.C., and J. Kyle Bass; (c) the “HG Vora Parties” are, collectively, HG Vora Special Opportunities Master Fund, Ltd. (“HGVMF”), HG Vora Capital Management, LLC (“HGVCM”) and Parag Vora; (d) the “MAEVA Parties” are, collectively, the Record Holder and MAEVA CP; (e) the “Taconic Parties” are, collectively, Taconic Master Fund 1.5 L.P. (“TMF 1.5”), Taconic Opportunity Master Fund L.P. (“TOMF”), Taconic Capital Partners LLC, Taconic Associates LLC, Taconic Capital Advisors L.P. (“TCA”), Taconic Capital Advisors UK LLP, Taconic Capital Advisors (Hong Kong) Limited and Frank P. Brosens; and (f) each member of the Appaloosa Parties, Hayman Parties, HG Vora Parties, MAEVA Parties and Taconic Parties may be deemed to be a “Stockholder Associated Person”, as such term is defined in the Bylaws. Additionally, Taconic Overdrive Fund L.P. (“Overdrive”) is managed by TCA. Pursuant to its Limited Partnership Agreement, Overdrive’s purpose is to invest in securities of the Company. EnTrust Partners LLC (“ETP”) acts as general partner and/or investment manager of investment vehicles that may invest in Overdrive. EnTrust Partners Offshore LP (“EPO” and together with ETP the “EnTrust Entities”) acts as investment manager of investment vehicles that may invest in Overdrive. The investment vehicles managed by one or more of the EnTrust Entities may invest in Overdrive subject to the terms outlined in the TCA Agreement (as defined below). As such, Overdrive, ETP and EPO may be deemed to be Stockholder Associated Persons. On February 9, 2015, MAEVA CP and TCA entered into a Summary of Terms (the “TCA Agreement”), a copy of which is attached as Exhibit D hereto and incorporated herein by reference. On February 9, 2015, MAEVA CP and AMLP entered into a Summary of Terms (the “AMLP Agreement”), a copy of which is attached as Exhibit E hereto and incorporated herein by reference. On February 9, 2015, MAEVA CP and HGVCM entered into a Summary of Terms (the “HGVCM Agreement”), a copy of which is attached as Exhibit F hereto and incorporated herein by reference. On February 9, 2015, MAEVA CP and HCM entered into a Summary of Terms (the “HCM Agreement”), a copy of which is attached as Exhibit G hereto and incorporated herein by reference..

A-2 Except as otherwise disclosed in this Notice, including Exhibit A, Annex 1 and Annex 2, (i) none of the Record Holder, the Stockholder Associated Persons and the Nominee have any interest in any in any matter to be acted upon at the Annual Meeting; (ii) the principal business of each Stockholder Associated Persons is to invest in securities and to serve in the roles specified in Annex 2 hereto; (iii) none of the Record Holder, the Stockholder Associated Persons and the Nominee are, and none have been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company; (iv) none of the Record Holder, the Stockholder Associated Persons and the Nominee beneficially own, directly or indirectly, any securities of any of the Company’s parents or subsidiaries; (v) none of the Record Holder, the Stockholder Associated Persons, the Nominee, their respective associates and immediate family members of any Nominee have engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (vi) none of the Record Holder, the Stockholder Associated Persons, the Nominee and their respective associates have any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party; (vii) none of the Record Holder, the Stockholder Associated Persons, the Nominee and their respective associates are a party adverse to the Company or any of its subsidiaries or have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings to which the Company or any of its subsidiaries is a party or of which any of their property is the subject; (viii) the Nominee has not held any position or office with the Company; (ix) the Nominee does not have a family relationship with any director or officer of the Company; (x) the Nominee has not been involved in any of the legal proceedings described in Item 401(f) of Regulation S-K under the Securities Act of 1933, as amended, during the past ten years; and (xi) to the knowledge of the Record Holder, the Nominee qualifies as an independent director pursuant to NYSE standards, the Company’s Bylaws and the Board’s Corporate Governance Guidelines. None of the Record Holder, the Stockholder Associated Persons and the Nominee have failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act. It is anticipated that Stockholder Associated Persons may also participate in the solicitation of proxies in support of the Nominee. Such Stockholder Associated Persons will receive no additional consideration if they assist in the solicitation of proxies. It is anticipated that proxies will be solicited by mail, courier services, Internet advertising, telephone, facsimile or in person. The Stockholder Associated Persons may retain the services of a professional services firm for consulting and analytic services and solicitation services in connection with the solicitation of proxies. The terms of such engagement, the anticipated costs involved in the solicitation and the number of employees or other agents to be employed will be finalized only when such firm is selected and engaged. It is anticipated that the costs related to this solicitation of proxies, including expected expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation, litigation and related expenses will be borne by the Stockholder Associated Persons. The Record Holder may seek reimbursement from the Company for such expenses if the Nominee is elected.

A-3

## Annex 1

## TRANSACTIONS IN GENERAL MOTORS COMPANY

*MAEVA Parties*

The following table sets forth information with respect to all purchases and sales of Common Stock of the Company by the MAEVA Parties during the past two years (amounts in parentheses indicate a sale of shares).

| Entity | Trade Date | Buy/Sell | Trade Quantity |
|---|---|---|---|
| Record Holder(1) | 07/30/2013 | Buy | 3,000 |
| Record Holder | 1/24/2014 | Buy | 1,500 |
| Record Holder | 3/31/2014 | Buy(2) | 127.2125 |
| Record Holder | 6/27/2014 | Buy(2) | 119.4389 |
| Record Holder | 7/25/2014 | Buy | 3,250 |
| Record Holder | 9/29/2014 | Buy(2) | 164.1563 |
| Record Holder | 10/24/2014 | Buy | 5,000 |
| Record Holder | 12/24/2014 | Buy(2) | 208.0972 |
| Record Holder | 1/16/2015 | Buy | 1,700 |
| Record Holder | 1/28/2015 | Buy | 5,000 |

(1) Prior to February 4, 2015, the Record Holder held the above securities in a joint account with his wife. On February 4, 2015, the above securities were transferred to an account held solely by the Record Holder. On or around February 2, 2015, 100 shares of Common Stock of the Company beneficially owned by the Record Holder but held in the record name of Cede & Co. were transferred such that the Record Holder is the record holder and the beneficial owner of such shares.
(2) Purchased pursuant to a dividend reinvestment program.

Funds used by the MAEVA Parties to purchase the securities disclosed above have come from the personal funds or working capital of the applicable party, and do not include funds borrowed.

*Taconic Parties*

The following table sets forth information with respect to all purchases and sales of Common Stock of the Company by the Taconic Parties during the past two years (amounts in parentheses indicate a sale of shares). For purposes of this Notice, "TOPP" means Taconic Opportunity Fund L.P., an affiliated fund of the Taconic Parties. TOPP does not currently hold any securities of the Company or derivative interests (as such term is defined in the Bylaws, "Derivative Interests") directly.

| Person | Trade Date | Buy/Sell | Trade Quantity |
|---|---|---|---|
| TMF1.5 | 1/17/2014 | Sell | (45,323) |
| TMF1.5 | 1/17/2014 | Sell | (45,323) |
| TMF1.5 | 1/24/2014 | Buy | 17,996 |
| TMF1.5 | 1/27/2014 | Buy | 13,784 |
| TMF1.5 | 1/28/2014 | Buy | 8,998 |
| TMF1.5 | 1/29/2014 | Buy | 7,162 |
| TMF1.5 | 1/30/2014 | Buy | 8,798 |
| TMF1.5 | 3/5/2014 | Sell | (112) |
| TMF1.5 | 3/5/2014 | Sell | (336) |

A-5 TMF1.5 3/11/2014 Sell (1,100) TMF1.5 3/11/2014 Sell (1,100) TMF1.5 3/11/2014 Sell (2,300) TMF1.5 3/11/2014 Sell (700) TMF1.5 3/11/2014 Sell (700) TMF1.5 3/11/2014 Sell (200) TMF1.5 4/10/2014 Sell (25,200) TMF1.5 4/11/2014 Sell (16,500) TMF1.5 4/14/2014 Sell (8,183) TMF1.5 4/14/2014 Sell (307) TOMF 2/13/2013 Buy 56,310 TOMF 2/13/2013 Buy 112,620 TOMF 2/13/2013 Buy 56,310 TOMF 2/13/2013 Buy 56,310 TOMF 2/15/2013 Buy 56,310 TOMF 2/15/2013 Buy 56,310 TOMF 2/15/2013 Buy 15,485 TOMF 2/15/2013 Buy 12,670 TOMF 6/3/2013 Sell (16,969) TOMF 6/20/2013 Buy 8,442 TOMF 6/20/2013 Buy 16,884 TOMF 6/20/2013 Buy 67,536 TOMF 10/16/2013 Buy 150,000 TOMF 12/20/2013 Sell (225,000) TOMF 12/20/2013 Sell (140,073) TOMF 12/20/2013 Sell (84,927) TOMF 12/20/2013 Sell (25,000) TOMF 12/20/2013 Sell (15,564) TOMF 12/20/2013 Sell (9,436) TOMF 1/3/2014 Buy 5,090 TOMF 1/3/2014 Buy 5,000 TOMF 1/3/2014 Buy 3,681 TOMF 1/3/2014 Buy 31,246 TOMF 1/3/2014 Buy 18,754 TOMF 1/3/2014 Buy 25,000 TOMF 1/3/2014 Buy 100,000 TOMF 1/17/2014 Sell (279,677) TOMF 1/17/2014 Sell (279,677) TOMF 1/24/2014 Buy 132,004 TOMF 1/27/2014 Buy 101,116 TOMF 1/28/2014 Buy 66,002 TOMF 1/29/2014 Buy 52,538 TOMF 1/30/2014 Buy 64,536 TOMF 2/10/2014 Buy 50,000 TOMF 3/5/2014 Sell (24,888) TOMF 3/5/2014 Sell (74,664) TOMF 3/11/2014 Sell (123,900) TOMF 3/11/2014 Sell (123,900) TOMF 3/11/2014 Sell (247,700) TOMF 3/11/2014 Sell (74,300)

TOMF	3/11/2014	Sell	(74,300)
TOMF	3/11/2014	Sell	(22,734)
TOMF	4/7/2014	Sell	(2,460,000)
TOMF	4/10/2014	Sell	(1,499,800)
TOMF	4/11/2014	Sell	(983,500)
TOMF	4/11/2014	Buy	50,000
TOMF	4/14/2014	Sell	(391,817)
TOMF	4/14/2014	Sell	(14,693)
TOMF	5/1/2014	Sell	(150,000)
TOMF	5/1/2014	Sell	(100,000)
TOMF	5/9/2014	Buy	49,900
TOMF	5/9/2014	Buy	100
TOMF	5/9/2014	Buy	50,000
TOMF	5/30/2014	Sell	(250,000)
TOMF	5/30/2014	Sell	(200,000)
TOMF	5/30/2014	Sell	(250,000)
TOMF	6/2/2014	Sell	(250,000)
TOMF	6/3/2014	Sell	(250,000)
TOMF	6/4/2014	Sell	(250,000)
TOMF	6/4/2014	Sell	(250,000)
TOMF	6/4/2014	Sell	(50,000)
TOMF	6/5/2014	Buy	50,000
TOMF	6/5/2014	Sell	(50,000)
TOMF	6/24/2014	Sell	(200,000)
TOMF	6/24/2014	Sell	(50,000)
TOMF	6/24/2014	Sell	(1,500)
TOMF	6/24/2014	Sell	(25,000)
TOMF	7/24/2014	Buy	50,000
TOMF	7/25/2014	Buy	100,000
TOMF	8/5/2014	Buy	50,000
TOMF	8/7/2014	Buy	50,000
TOMF	9/8/2014	Buy	50,000
TOMF	10/7/2014	Buy	50,000
TOMF	10/15/2014	Buy	150,000
TOPP	2/13/2013	Buy	43,690
TOPP	2/13/2013	Buy	87,380
TOPP	2/13/2013	Buy	43,690
TOPP	2/13/2013	Buy	43,690
TOPP	2/15/2013	Buy	43,690
TOPP	2/15/2013	Buy	43,690
TOPP	2/15/2013	Buy	12,015
TOPP	2/15/2013	Buy	9,830
TOPP	6/3/2013	Sell	(13,031)
TOPP	6/20/2013	Buy	6,558
TOPP	6/20/2013	Buy	13,116
TOPP	6/20/2013	Buy	52,464

A-6

A-7 The following table sets forth information with respect to all purchases and sales effected pursuant to the exercise or assignment, as applicable, of shares of Common Stock underlying American-style call or put options. Person Trade Date Buy/Sell(1) Trade Quantity TMF1.5 9/20/2013 Buy 87,500 TOMF 1/18/2013 Sell (566,200) TOMF 1/18/2013 Sell (113,300) TOMF 2/15/2013 Buy 562,600 TOMF 6/21/2013 Sell (28,100) TOMF 7/18/2013 Sell (5,000) TOMF 7/19/2013 Sell (245,000) TOMF 9/20/2013 Sell (200,000) TOMF 9/20/2013 Sell (100,000) TOMF 9/20/2013 Buy 1,912,500 TOMF 1/17/2014 Buy 2,300,000 TOMF 3/21/2014 Buy 80,900 TOMF 4/17/2014 Buy 45,600 TOMF 9/18/2014 Buy 2,500 TOMF 9/19/2014 Buy 47,500 TOPP 1/18/2013 Sell (433,800) TOPP 1/18/2013 Sell (86,700) TOPP 2/15/2013 Buy 437,400 TOPP 6/21/2013 Sell (21,900) The following table sets forth information with respect to all purchases and sales of warrants, expiring July 10, 2016 and with a $10.00 exercise price, respecting shares of Common Stock of the Company by the Taconic Parties during the past two years (amounts in parentheses indicate a sale of warrants). Person Trade Date Buy/Sell Trade Quantity TMF1.5 1/24/2014 Sell (17,996) TMF1.5 1/27/2014 Sell (13,784) TMF1.5 1/28/2014 Sell (8,998) TMF1.5 1/29/2014 Sell (7,162) TMF1.5 1/30/2014 Sell (8,798) TOMF 1/24/2014 Sell (132,004) TOMF 1/27/2014 Sell (101,116) TOMF 1/28/2014 Sell (66,002) TOMF 1/29/2014 Sell (52,538) TOMF 1/30/2014 Sell (64,536) The Taconic Parties and their affiliated funds may have and may in the future effect purchases of shares of Common Stock of the Company and warrants therefor through margin accounts maintained for them with brokers, which extend margin credit as and when required to open or carry positions in their margin accounts, subject to applicable federal margin regulations, stock exchange rules and such firms’ credit policies. Positions in shares of Common Stock of the Company and warrants therefor may be held in margin accounts and may be pledged as

A-8 collateral security for the repayment of debit balances in such accounts. Such margin accounts may from time to time have debit balances. In addition, since other securities may be held in such margin accounts, it may not be possible to determine the amounts, if any, of margin used to purchase shares of Common Stock of the Company or warrants therefor. The following table sets forth certain Taconic Party's ownership of credit default swaps that reference debt obligations of the Company (the "Reference Bonds"). Name Action Notional Value of the Reference Bonds Counterparty Taconic Master Fund 1.5 L.P. Sell Protection 1,500,000 Barclays Bank PLC Taconic Master Fund 1.5 L.P. Sell Protection 500,000 Barclays Bank PLC Taconic Master Fund 1.5 LP Sell Protection 1,000,000 Bank of America, N.A. Taconic Opportunity Master Fund LP Sell Protection 13,500,000 Barclays Bank PLC Taconic Opportunity Master Fund LP Sell Protection 4,500,000 Barclays Bank PLC Taconic Opportunity Master Fund LP Sell Protection 9,000,000 Bank of America, N.A. Under the Credit Default Swaps, the Bond/Swap Buyer is obligated to pay the counterparty a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to the Reference Bonds (generally, a bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring). If a credit event were to occur, the counterparty under the Credit Default Swap would be obligated to pay the contingent payment to the Bond/Swap Buyer, which would typically be the full notional value of the Reference Bonds, less any applicable deductions for anticipated recovery rates or other netting arrangements. Appaloosa Parties The following table sets forth information with respect to all purchases and sales of Common Stock of the Company by the Appaloosa Parties during the past two years (amounts in parentheses indicate a sale of shares). Person Trade Date Buy/Sell Trade Quantity AILP 4/1/2013 Sell (90,756) AILP 4/2/2013 Sell (90,756) AILP 4/3/2013 Sell (12,843) AILP 7/16/2013 Sell (31,844) AILP 9/11/2013 Sell (75,747) AILP 9/11/2013 Buy 80,891 AILP 10/1/2013 Sell (23,902)

AILP	10/9/2013	Sell	(31,232)
AILP	12/3/2013	Buy	17,343
AILP	12/4/2013	Buy	15,207
AILP	12/5/2013	Buy	15,207
AILP	1/30/2014	Buy	87,980
AILP	2/5/2014	Buy	63,799
AILP	2/6/2014	Buy	102,078
AILP	2/7/2014	Buy	85,065
AILP	2/10/2014	Buy	116,095
AILP	2/11/2014	Buy	153,117
AILP	2/12/2014	Buy	96,974
AILP	2/13/2014	Buy	95,273
AILP	2/14/2014	Buy	95,273
AILP	2/18/2014	Buy	93,572
AILP	4/2/2014	Buy	232,023
AILP	6/6/2014	Buy	109,803
AILP	6/9/2014	Buy	125,353
AILP	6/10/2014	Buy	86,766
AILP	6/19/2014	Buy	89,829
AILP	6/19/2014	Buy	59,886
AILP	6/20/2014	Buy	89,829
AILP	6/20/2014	Buy	59,886
AILP	6/23/2014	Buy	89,829
AILP	6/23/2014	Buy	59,886
AILP	6/24/2014	Buy	83,660
AILP	6/24/2014	Buy	55,735
AILP	6/25/2014	Buy	85,859
AILP	6/25/2014	Buy	57,239
AILP	6/26/2014	Buy	89,829
AILP	6/26/2014	Buy	59,886
AILP	6/27/2014	Buy	89,829
AILP	6/27/2014	Buy	59,886
AILP	6/30/2014	Buy	59,886
AILP	6/30/2014	Buy	89,829
AILP	7/1/2014	Buy	85,133
AILP	7/1/2014	Buy	56,755
AILP	7/2/2014	Buy	37,429
AILP	7/2/2014	Buy	56,143
AILP	7/3/2014	Buy	32,393
AILP	7/3/2014	Buy	48,589
AILP	8/25/2014	Buy	26,610
AILP	8/26/2014	Buy	88,485
AILP	8/28/2014	Buy	60,325
AILP	8/29/2014	Buy	63,050
AILP	9/2/2014	Buy	85,267
AILP	10/2/2014	Buy	119,091
AILP	10/3/2014	Buy	148,013
AILP	10/6/2014	Buy	86,630
AILP	10/7/2014	Sell	(82,920)
AILP	10/7/2014	Sell	(20,416)

A-9

A-10 AILP 10/8/2014 Sell (51,039) AILP 10/8/2014 Sell (212,275) AILP 10/9/2014 Sell (96,974) AILP 10/10/2014 Sell (197,682) AILP 10/10/2014 Sell (43,894) AILP 10/13/2014 Sell (140,964) AILP 10/13/2014 Sell (45,935) AILP 10/14/2014 Sell (5,955) AILP 10/14/2014 Sell (27,364) AILP 10/15/2014 Sell (13,765) AILP 10/15/2014 Sell (2,892) AILP 10/16/2014 Sell (75,706) AILP 10/16/2014 Sell (15,907) AILP 10/16/2014 Sell (1,446) AILP 10/16/2014 Sell (6,882) AILP 10/17/2014 Sell (39,130) AILP 10/17/2014 Sell (339,972) AILP 10/31/2014 Buy 53,377 AILP 10/31/2014 Buy 239,076 AILP 11/26/2014 Buy 89,997 AILP 11/28/2014 Buy 178,836 AILP 12/1/2014 Buy 179,759 AILP 12/2/2014 Buy 71,455 AILP 12/10/2014 Buy 8,506 AILP 12/17/2014 Buy 55,490 AILP 12/22/2014 Buy 154,410 PFL 4/1/2013 Sell (130,119) PFL 4/2/2013 Sell (130,119) PFL 4/3/2013 Sell (18,413) PFL 7/16/2013 Sell (45,656) PFL 9/11/2013 Sell (108,600) PFL 9/11/2013 Buy 112,859 PFL 10/1/2013 Sell (34,223) PFL 10/9/2013 Sell (44,718) PFL 12/3/2013 Buy 24,197 PFL 12/4/2013 Buy 21,218 PFL 12/5/2013 Buy 21,218 PFL 1/30/2014 Buy 117,580 PFL 2/5/2014 Buy 85,263 PFL 2/6/2014 Buy 136,422 PFL 2/7/2014 Buy 113,685 PFL 2/10/2014 Buy 155,155 PFL 2/11/2014 Buy 204,633 PFL 2/12/2014 Buy 129,601 PFL 2/13/2014 Buy 127,327 PFL 2/14/2014 Buy 127,327 PFL 2/18/2014 Buy 125,053 PFL 4/2/2014 Buy 310,087 PFL 6/6/2014 Buy 146,745 PFL 6/9/2014 Buy 167,527

A-11 PFL 6/10/2014 Buy 115,959 PFL 6/19/2014 Buy 120,051 PFL 6/19/2014 Buy 80,034 PFL 6/20/2014 Buy 120,051 PFL 6/20/2014 Buy 80,034 PFL 6/23/2014 Buy 120,051 PFL 6/23/2014 Buy 80,034 PFL 6/24/2014 Buy 111,807 PFL 6/24/2014 Buy 74,486 PFL 6/25/2014 Buy 114,747 PFL 6/25/2014 Buy 76,497 PFL 6/26/2014 Buy 120,051 PFL 6/26/2014 Buy 80,034 PFL 6/27/2014 Buy 120,051 PFL 6/27/2014 Buy 80,034 PFL 6/30/2014 Buy 80,034 PFL 6/30/2014 Buy 120,051 PFL 7/1/2014 Buy 113,776 PFL 7/1/2014 Buy 75,851 PFL 7/2/2014 Buy 50,021 PFL 7/2/2014 Buy 75,032 PFL 7/3/2014 Buy 43,291 PFL 7/3/2014 Buy 64,937 PFL 8/25/2014 Buy 35,563 PFL 8/26/2014 Buy 118,256 PFL 8/28/2014 Buy 80,622 PFL 8/29/2014 Buy 84,264 PFL 9/2/2014 Buy 113,955 PFL 10/2/2014 Buy 159,159 PFL 10/3/2014 Buy 197,812 PFL 10/6/2014 Buy 115,777 PFL 10/7/2014 Sell (113,727) PFL 10/7/2014 Sell (27,284) PFL 10/8/2014 Sell (68,211) PFL 10/8/2014 Sell (291,142) PFL 10/9/2014 Sell (129,601) PFL 10/10/2014 Sell (271,126) PFL 10/10/2014 Sell (58,661) PFL 10/13/2014 Sell (193,336) PFL 10/13/2014 Sell (61,390) PFL 10/14/2014 Sell (7,958) PFL 10/14/2014 Sell (37,530) PFL 10/15/2014 Sell (18,879) PFL 10/15/2014 Sell (3,865) PFL 10/16/2014 Sell (103,833) PFL 10/16/2014 Sell (21,259) PFL 10/16/2014 Sell (1,933) PFL 10/16/2014 Sell (9,439) PFL 10/17/2014 Sell (52,295) PFL 10/17/2014 Sell (466,282)

A-12 PFL 10/31/2014 Buy 71,336 PFL 10/31/2014 Buy 319,512 PFL 11/26/2014 Buy 120,277 PFL 11/28/2014 Buy 239,005 PFL 12/1/2014 Buy 240,239 PFL 12/2/2014 Buy 95,495 PFL 12/10/2014 Buy 11,369 PFL 12/17/2014 Buy 74,160 PFL 12/22/2014 Buy 206,361 TFLP 4/1/2013 Sell (31,574) TFLP 4/2/2013 Sell (31,574) TFLP 4/3/2013 Sell (4,468) TFLP 7/16/2013 Sell (11,079) TFLP 9/11/2013 Buy 27,664 TFLP 9/11/2013 Sell (26,352) TFLP 10/1/2013 Sell (8,308) TFLP 10/9/2013 Sell (10,856) TFLP 12/3/2013 Buy 5,931 TFLP 12/4/2013 Buy 5,201 TFLP 12/5/2013 Buy 5,201 TFLP 1/30/2014 Buy 26,370 TFLP 2/5/2014 Buy 19,123 TFLP 2/6/2014 Buy 30,596 TFLP 2/7/2014 Buy 25,497 TFLP 2/10/2014 Buy 39,178 TFLP 2/11/2014 Buy 45,894 TFLP 2/12/2014 Buy 29,066 TFLP 2/13/2014 Buy 28,556 TFLP 2/14/2014 Buy 28,556 TFLP 2/18/2014 Buy 28,047 TFLP 4/2/2014 Buy 69,546 TFLP 6/6/2014 Buy 32,912 TFLP 6/9/2014 Buy 37,572 TFLP 6/10/2014 Buy 26,007 TFLP 6/19/2014 Buy 17,950 TFLP 6/19/2014 Buy 26,925 TFLP 6/20/2014 Buy 26,925 TFLP 6/20/2014 Buy 17,950 TFLP 6/23/2014 Buy 17,950 TFLP 6/23/2014 Buy 26,925 TFLP 6/24/2014 Buy 16,706 TFLP 6/24/2014 Buy 25,076 TFLP 6/25/2014 Buy 17,157 TFLP 6/25/2014 Buy 25,735 TFLP 6/26/2014 Buy 17,950 TFLP 6/26/2014 Buy 26,925 TFLP 6/27/2014 Buy 26,925 TFLP 6/27/2014 Buy 17,950 TFLP 6/30/2014 Buy 17,950 TFLP 6/30/2014 Buy 26,925

TFLP	7/1/2014	Buy	25,517
TFLP	7/1/2014	Buy	17,012
TFLP	7/2/2014	Buy	11,219
TFLP	7/2/2014	Buy	16,828
TFLP	7/3/2014	Buy	14,564
TFLP	7/3/2014	Buy	9,709
TFLP	8/25/2014	Buy	7,976
TFLP	8/26/2014	Buy	26,522
TFLP	8/28/2014	Buy	18,082
TFLP	8/29/2014	Buy	18,898
TFLP	9/2/2014	Buy	25,558
TFLP	10/2/2014	Buy	35,696
TFLP	10/3/2014	Buy	44,365
TFLP	10/6/2014	Buy	25,966
TFLP	10/7/2014	Sell	(26,430)
TFLP	10/7/2014	Sell	(6,119)
TFLP	10/8/2014	Sell	(15,298)
TFLP	10/8/2014	Sell	(67,661)
TFLP	10/9/2014	Sell	(29,067)
TFLP	10/10/2014	Sell	(63,010)
TFLP	10/10/2014	Sell	(13,156)
TFLP	10/13/2014	Sell	(13,768)
TFLP	10/13/2014	Sell	(44,931)
TFLP	10/14/2014	Sell	(8,722)
TFLP	10/14/2014	Sell	(1,785)
TFLP	10/15/2014	Sell	(4,387)
TFLP	10/15/2014	Sell	(867)
TFLP	10/16/2014	Sell	(433)
TFLP	10/16/2014	Sell	(24,131)
TFLP	10/16/2014	Sell	(2,194)
TFLP	10/16/2014	Sell	(4,768)
TFLP	10/17/2014	Sell	(108,364)
TFLP	10/17/2014	Sell	(11,729)
TFLP	10/31/2014	Buy	15,999
TFLP	10/31/2014	Buy	71,659
TFLP	11/26/2014	Buy	26,975
TFLP	11/28/2014	Buy	53,603
TFLP	12/1/2014	Buy	53,880
TFLP	12/2/2014	Buy	21,417
TFLP	12/10/2014	Buy	2,550
TFLP	12/17/2014	Buy	16,632
TFLP	12/22/2014	Buy	46,282
TFLP	1/8/2015	Sell	(52,819)
TFLP	1/8/2015	Sell	(23,088)
TFLP	1/12/2015	Sell	(22,635)
TFLP	1/12/2015	Sell	(51,783)
TFLP	1/13/2015	Sell	(46,666)
TFLP	1/13/2015	Sell	(20,398)
TML	4/1/2013	Sell	(32,551)
TML	4/2/2013	Sell	(32,551)

A-13

A-14 TML 4/3/2013 Sell (4,607) TML 7/16/2013 Sell (11,421) TML 9/11/2013 Buy 28,586 TML 9/11/2013 Sell (27,168) TML 10/1/2013 Sell (8,567) TML 10/9/2013 Sell (11,194) TML 12/3/2013 Buy 6,129 TML 12/4/2013 Buy 5,374 TML 12/5/2013 Buy 5,374 TML 1/30/2014 Buy 26,636 TML 2/5/2014 Buy 19,315 TML 2/6/2014 Buy 30,904 TML 2/7/2014 Buy 25,753 TML 2/10/2014 Buy 39,572 TML 2/11/2014 Buy 46,356 TML 2/12/2014 Buy 29,359 TML 2/13/2014 Buy 28,844 TML 2/14/2014 Buy 28,844 TML 2/18/2014 Buy 28,328 TML 4/2/2014 Buy 70,244 TML 6/6/2014 Buy 33,242 TML 6/9/2014 Buy 37,950 TML 6/10/2014 Buy 26,268 TML 6/19/2014 Buy 18,130 TML 6/19/2014 Buy 27,195 TML 6/20/2014 Buy 27,195 TML 6/20/2014 Buy 18,130 TML 6/23/2014 Buy 18,130 TML 6/23/2014 Buy 27,195 TML 6/24/2014 Buy 16,873 TML 6/24/2014 Buy 25,328 TML 6/25/2014 Buy 17,329 TML 6/25/2014 Buy 25,993 TML 6/26/2014 Buy 18,130 TML 6/26/2014 Buy 27,195 TML 6/27/2014 Buy 27,195 TML 6/27/2014 Buy 18,130 TML 6/30/2014 Buy 18,130 TML 6/30/2014 Buy 27,195 TML 7/1/2014 Buy 25,774 TML 7/1/2014 Buy 17,182 TML 7/2/2014 Buy 11,331 TML 7/2/2014 Buy 16,997 TML 7/3/2014 Buy 14,710 TML 7/3/2014 Buy 9,807 TML 8/25/2014 Buy 8,056 TML 8/26/2014 Buy 26,788 TML 8/28/2014 Buy 18,263 TML 8/29/2014 Buy 19,088 TML 9/2/2014 Buy 25,814

A-15 TML 10/2/2014 Buy 36,054 TML 10/3/2014 Buy 44,810 TML 10/6/2014 Buy 26,227 TML 10/7/2014 Sell (26,923) TML 10/7/2014 Sell (6,181) TML 10/8/2014 Sell (15,452) TML 10/8/2014 Sell (68,922) TML 10/9/2014 Sell (29,358) TML 10/10/2014 Sell (64,182) TML 10/10/2014 Sell (13,289) TML 10/13/2014 Sell (13,907) TML 10/13/2014 Sell (45,769) TML 10/14/2014 Sell (8,884) TML 10/14/2014 Sell (1,802) TML 10/15/2014 Sell (4,469) TML 10/15/2014 Sell (876) TML 10/16/2014 Sell (438) TML 10/16/2014 Sell (24,580) TML 10/16/2014 Sell (2,235) TML 10/16/2014 Sell (4,816) TML 10/17/2014 Sell (110,382) TML 10/17/2014 Sell (11,846) TML 10/31/2014 Buy 16,160 TML 10/31/2014 Buy 72,379 TML 11/26/2014 Buy 27,246 TML 11/28/2014 Buy 54,142 TML 12/1/2014 Buy 54,422 TML 12/2/2014 Buy 21,633 TML 12/10/2014 Buy 2,575 TML 12/17/2014 Buy 16,800 TML 12/22/2014 Buy 46,747 TML 1/8/2015 Sell (53,774) TML 1/8/2015 Sell (23,319) TML 1/12/2015 Sell (22,862) TML 1/12/2015 Sell (52,720) TML 1/13/2015 Sell (47,510) TML 1/13/2015 Sell (20,602) The Appaloosa Parties and their affiliated funds may have and may in the future effect purchases of shares of Common Stock of the Company and warrants therefor through margin accounts maintained for them with brokers, which extend margin credit as and when required to open or carry positions in their margin accounts, subject to applicable federal margin regulations, stock exchange rules and such firms’ credit policies. Positions in shares of Common Stock of the Company and warrants therefor may be held in margin accounts and may be pledged as collateral security for the repayment of debit balances in such accounts. Such margin accounts may from time to time have debit balances. In addition, since other securities may be held in such margin accounts, it may not be possible to determine the amounts, if any, of margin used to purchase shares of Common Stock of the Company or warrants therefor.

A-16 The following table sets forth information with respect to transactions of the Appaloosa Parties in trades of bonds of the Company: Bond Person Trade Date Buy/Sell Trade Quantity General Motors Co (GM) 4.875% 10/02/23 Ser 144A AILP 9/24/2013 Sell (1,277,000) General Motors Co (GM) 4.875% 10/02/23 Ser 144A AILP 9/24/2013 Sell (1,277,000) General Motors Co (GM) 4.875% 10/02/23 Ser 144A AILP 9/24/2013 Buy 2,554,000 General Motors Co (GM) 6.25% 10/02/43 Ser 144A AILP 9/24/2013 Sell (1,277,000) General Motors Co (GM) 6.25% 10/02/43 Ser 144A AILP 9/24/2013 Sell (1,277,000) General Motors Co (GM) 6.25% 10/02/43 Ser 144A AILP 9/24/2013 Buy 2,554,000 General Motors Co (GM) 4.875% 10/02/23 Ser 144A PFL 9/24/2013 Sell (1,782,000) General Motors Co (GM) 4.875% 10/02/23 Ser 144A PFL 9/24/2013 Sell (1,782,000) General Motors Co (GM) 4.875% 10/02/23 Ser 144A PFL 9/24/2013 Buy 3,564,000 General Motors Co (GM) 6.25% 10/02/43 Ser 144A PFL 9/24/2013 Sell (1,782,000) General Motors Co (GM) 6.25% 10/02/43 Ser 144A PFL 9/24/2013 Sell (1,782,000) General Motors Co (GM) 6.25% 10/02/43 Ser 144A PFL 9/24/2013 Buy 3,564,000 General Motors Co (GM) 4.875% 10/02/23 Ser 144A TFLP 9/24/2013 Sell (954,000) General Motors Co (GM) 4.875% 10/02/23 Ser 144A TFLP 9/24/2013 Sell (955,000) General Motors Co (GM) 4.875% 10/02/23 Ser 144A TFLP 9/24/2013 Buy 1,909,000 General Motors Co (GM) 6.25% 10/02/43 Ser 144A TFLP 9/24/2013 Sell (954,000) General Motors Co (GM) 6.25% 10/02/43 Ser 144A TFLP 9/24/2013 Sell (955,000) General Motors Co (GM) 6.25% 10/02/43 Ser 144A TFLP 9/24/2013 Buy 1,909,000 General Motors Co (GM) 4.875% 10/02/23 Ser 144A TML 9/24/2013 Sell (987,000) General Motors Co (GM) 4.875% 10/02/23 Ser 144A TML 9/24/2013 Sell (986,000) General Motors Co (GM) 4.875% 10/02/23 Ser 144A TML 9/24/2013 Buy 1,973,000 General Motors Co (GM) 6.25% 10/02/43 Ser 144A TML 9/24/2013 Sell (987,000) General Motors Co (GM) 6.25% 10/02/43 Ser 144A TML 9/24/2013 Sell (986,000) General Motors Co (GM) 6.25% 10/02/43 Ser 144A TML 9/24/2013 Buy 1,973,000 General Motors Financial Corp (GM) 3.25% 05/15/18 Ser 144A AILP 5/8/2013 Sell (511,000) General Motors Financial Corp (GM) 3.25% 05/15/18 Ser 144A AILP 5/7/2013 Buy 511,000 General Motors Financial Corp (GM) 4.25% 05/15/23 Ser 144A AILP 5/8/2013 Sell (766,000) General Motors Financial Corp (GM) 4.25% 05/15/23 Ser 144A AILP 5/7/2013 Buy 766,000 General Motors Financial Corp (GM) 3.25% 05/15/18 Ser 144A PFL 5/8/2013 Sell (713,000) General Motors Financial Corp (GM) 3.25% 05/15/18 Ser 144A PFL 5/7/2013 Buy 713,000 General Motors Financial Corp (GM) 4.25% 05/15/23 Ser 144A PFL 5/8/2013 Sell (1,069,000) General Motors Financial Corp (GM) 4.25% 05/15/23 Ser 144A PFL 5/7/2013 Buy 1,069,000 General Motors Financial Corp (GM) 3.25% 05/15/18 Ser 144A TFLP 5/8/2013 Sell (382,000) General Motors Financial Corp (GM) 3.25% 05/15/18 Ser 144A TFLP 5/7/2013 Buy 382,000 General Motors Financial Corp (GM) 4.25% 05/15/23 Ser 144A TFLP 5/8/2013 Sell (573,000) General Motors Financial Corp (GM) 4.25% 05/15/23 Ser TFLP 5/7/2013 Buy 573,000

A-17 144A General Motors Financial Corp (GM) 3.25% 05/15/18 Ser 144A TML 5/8/2013 Sell (394,000) General Motors Financial Corp (GM) 3.25% 05/15/18 Ser 144A TML 5/7/2013 Buy 394,000 General Motors Financial Corp (GM) 4.25% 05/15/23 Ser 144A TML 5/8/2013 Sell (592,000) General Motors Financial Corp (GM) 4.25% 05/15/23 Ser 144A TML 5/7/2013 Buy 592,000 Hayman Parties The following table sets forth information with respect to all purchases and sales of Common Stock of the Company by the Hayman Parties during the past two years (amounts in parentheses indicate a sale of shares). Person Trade Date Buy/Sell Trade Quantity HCMF 10/15/2013 Buy 300,000 HCMF 10/16/2013 Buy 250,000 HCMF 10/28/2013 Buy 250,000 HCMF 10/28/2013 Buy 250,000 HCMF 10/30/2013 Buy 50,000 HCMF 10/30/2013 Buy 600,000 HCMF 11/1/2013 Buy 30,000 HCMF 11/6/2013 Buy 50,000 HCMF 11/6/2013 Buy 75,000 HCMF 11/6/2013 Buy 84,000 HCMF 11/6/2013 Buy 150,000 HCMF 11/6/2013 Buy 75,000 HCMF 11/11/2013 Buy 100,000 HCMF 11/11/2013 Buy 125,000 HCMF 11/11/2013 Buy 125,000 HCMF 11/11/2013 Buy 150,000 HCMF 11/11/2013 Buy 150,000 HCMF 11/11/2013 Buy 224,900 HCMF 11/12/2013 Buy 100,000 HCMF 11/12/2013 Buy 150,000 HCMF 11/12/2013 Buy 150,000 HCMF 11/12/2013 Buy 478,000 HCMF 11/13/2013 Buy 150,000 HCMF 11/13/2013 Buy 150,000 HCMF 11/13/2013 Buy 330,000 HDL 2/18/2014 Buy 207,000 HCMF 6/25/2014 Sell (11,370) HCMF 6/25/2014 Sell (238,630) HCMF 6/26/2014 Sell (137,846) HCMF 6/27/2014 Sell (112,154) HCMF 7/25/2014 Buy 170,000 HCMF 10/14/2014 Buy 170,000

A-18 HCMF 10/15/2014 Buy 100,000 HCMF 10/17/2014 Buy 10,000 HCMF 10/17/2014 Sell (442,327) HDL 10/17/2014 Sell (17,233) HCMF 10/24/2014 Sell (24,000) HCMF 10/24/2014 Sell (284,731) HCMF 10/24/2014 Sell (291,269) HCMF 10/24/2014 Sell (2,650,478) HCMF 12/3/2014 Sell (42,481) Funds used by the Hayman Parties to purchase the securities disclosed above have come from the working capital of the applicable party, and do not include funds borrowed. The following table sets forth information with respect to all purchases and sales of warrants, expiring July 10, 2016 and with a $10.00 exercise price, respecting shares of Common Stock of the Company by the Hayman Parties during the past two years (amounts in parentheses indicate a sale of warrants). Person Trade Date Buy/Sell Trade Quantity HCMF 4/16/14 Sell (53,732) HCMF 12/4/14 Sell (38,619) The following table sets forth information with respect to all purchases and sales of warrants, expiring July 10, 2019 and with a $18.33 exercise price, respecting shares of Common Stock of the Company by the Hayman Parties during the past two years (amounts in parentheses indicate a sale of warrants). Person Trade Date Buy/Sell Trade Quantity HCMF 4/16/14 Sell (53,732) HCMF 12/10/14 Sell (38,619) OPTIONS TRANSACTIONS IN SECURITIES OF GENERAL MOTORS COMPANY The following tables set forth information with respect to transactions of the MAEVA Parties, the Taconic Parties, the HG Vora Parties and the Hayman Parties in over-the-counter and exchange-traded put and call options respecting shares of Common Stock of the Company. The “Price” column indicates the exercise price for a particular option exercise transaction. Taconic Parties The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style call options, expiring March 14, 2014 and with a $38.00 strike price, respecting shares of Common Stock of the Company: Fund Action Quantity Price Trade Date TOMF Sell Short (3,000) 0.55 3/5/2014

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style call options, expiring April 14, 2014 and with a $35.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| TOMF | Buy | 5,000 | 0.95 | 3/12/2014 |
| TOMF | Sell | (5,000) | 0.76 | 4/3/2014 |

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style call options, expiring April 14, 2014 and with a $38.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| TOMF | Sell Short | (500) | 1.13 | 3/6/2014 |

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style put options, expiring April 14, 2014 and with a $34.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| TOMF | Sell Short | (500) | 0.87 | 3/11/2014 |

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style call options, expiring September 14, 2014 and with a $35.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| TOMF | Buy | 1,000 | 0.99 | 5/20/2014 |

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style call options, expiring September 14, 2014 and with a $36.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| TOMF | Buy | 60,000 | 1.70 | 4/7/2014 |

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style call options, expiring September 14, 2014 and with a $38.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| TOMF | Sell Short | (5,500) | 2.09 | 2/26/2014 |
| TOMF | Sell Short | (500) | 2.09 | 2/26/2014 |
| TOMF | Sell Short | (3,000) | 2.39 | 3/5/2014 |
| TOMF | Sell Short | (5,000) | 1.18 | 6/6/2014 |
| TOMF | Buy Cover | 1,000 | 0.85 | 6/13/2014 |
| TOMF | Buy Cover | 3,420 | 1.16 | 7/15/2014 |
| TOMF | Buy Cover | 1,580 | 1.16 | 7/16/2014 |
| TOMF | Buy Cover | 2,500 | 0.95 | 7/18/2014 |
| TOMF | Buy Cover | 5,000 | 1.22 | 7/23/2014 |
| TOMF | Buy Cover | 500 | 0.52 | 7/24/2014 |

A-19

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style put options, expiring September 14, 2014 and with a $32.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| TOMF | Sell Short | (1,000) | 1.58 | 5/20/2014 |

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style put options, expiring September 14, 2014 and with a $36.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| TOMF | Sell Short | (500) | 1.27 | 7/24/2014 |

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style call options, expiring October 14, 2014 and with a $35.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| TOMF | Buy | 8,000 | 0.28 | 9/11/2014 |

*HG Vora Parties*

The following table sets forth information with respect to transactions of the HG Vora Parties in exchange-traded American-style call options, expiring March 20, 2015 and with a $37.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HGVMF | Buy | 1,610 | 0.68 | 2/6/2015 |
| HGVMF | Buy | 5,000 | 0.68 | 2/9/2015 |
| HGVMF | Buy | 3,390 | 0.69 | 2/9/2015 |
| HGVMF | Buy | 2,500 | 0.70 | 2/9/2015 |

The following table sets forth information with respect to transactions of the HG Vora Parties in exchange-traded American-style call options, expiring March 20, 2015 and with a $38.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HGVMF | Buy | 4,904 | 0.44 | 2/6/2015 |
| HGVMF | Buy | 10,096 | 0.45 | 2/6/2015 |

The following table sets forth information with respect to transactions of the HG Vora Parties in exchange-traded American-style call options, expiring January 15, 2016 and with a $40.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HGVMF | Buy | 5,500 | 1.73 | 2/9/2015 |

The following table sets forth information with respect to transactions of the HG Vora Parties in exchange-traded American-style call options, expiring January 15, 2016 and with a $42.00 strike price, respecting shares of Common Stock of the Company:

A-20

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HGVMF | Buy | 3,000 | 1.28 | 2/9/2015 |

The following table sets forth information with respect to transactions of the HG Vora Parties in exchange-traded American-style call options, expiring January 20, 2017 and with a $40.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HGVMF | Buy | 4,000 | 3.13 | 2/9/2015 |

*Hayman Parties*

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring September 21, 2013 and with a $30.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Buy | 4,875 | 1.71 | 3/12/13 |
| HCMF | Sell | 4,875 | 1.27 | 4/2/13 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring January 18, 2014 and with a $36.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Buy | 5,000 | 2.64 | 11/1/13 |
| HCMF | Buy | 3,000 | 2.56 | 11/4/13 |
| HCMF | Sell | (3,120) | 5.81 | 12/18/13 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring January 18, 2014 and with a $37.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Buy | 1,000 | 2.36 | 11/1/13 |
| HCMF | Buy | 20,000 | 1.95 | 11/14/13 |
| HCMF | Sell | (3,150) | 4.90 | 12/18/13 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring January 18, 2014 and with a $39.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Buy | 1,470 | 1.27 | 12/4/13 |
| HCMF | Buy | 3,530 | 1.29 | 12/4/13 |
| HCMF | Buy | 10,000 | 1.18 | 12/4/13 |
| HCMF | Sell | (3,750) | 3.20 | 12/18/13 |

A-21

A-22 The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring June 21, 2014 and with a $35.00 strike price, respecting shares of Common Stock of the Company: Fund Action Quantity Price Trade Date HCMF Buy 12,500 0.65 4/11/14 HCMF Sell (12,500) 1.30 6/12/14 The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring June 21, 2014 and with a $36.00 strike price, respecting shares of Common Stock of the Company: Fund Action Quantity Price Trade Date HCMF Sell Short (5,000) 0.31 6/13/14 The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring June 21, 2014 and with a $37.00 strike price, respecting shares of Common Stock of the Company: Fund Action Quantity Price Trade Date HCMF Sell Short (25,000) 0.29 4/11/14 HCMF Buy Cover 25,000 0.20 6/12/14 The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring June 27, 2014 and with a $36.00 strike price, respecting shares of Common Stock of the Company: Fund Action Quantity Price Trade Date HCMF Sell Short (5,000) 0.45 6/13/14 The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring June 27, 2014 and with a $37.00 strike price, respecting shares of Common Stock of the Company: Fund Action Quantity Price Trade Date HCMF Sell Short (4,335) 0.28 6/24/14 The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring July 11, 2014 and with a $37.50 strike price, respecting shares of Common Stock of the Company: Fund Action Quantity Price Trade Date HCMF Sell Short (2,500) 0.35 7/7/14 HCMF Sell Short (2,500) 0.48 7/7/14

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring July 11, 2014 and with a $38.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (2,000) | 0.20 | 7/9/14 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring July 19, 2014 and with a $38.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (1,000) | 0.40 | 7/14/14 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring July 25, 2014 and with a $38.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (5,000) | 0.36 | 7/22/14 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring October 24, 2014 and with a $30.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (4,812) | 0.88 | 10/20/14 |
| HCMF | Sell Short | (9,625) | 0.88 | 10/20/14 |
| HDL | Sell Short | (188) | 0.88 | 10/20/14 |
| HDL | Sell Short | (375) | 0.88 | 10/20/14 |
| HCMF | Sell Short | (1,925) | 0.66 | 10/20/14 |
| HDL | Sell Short | (75) | 0.66 | 10/20/14 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring January 17, 2015 and with a $36.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (5,000) | 0.57 | 1/9/15 |
| HCMF | Sell Short | (2,500) | 0.43 | 1/9/15 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring January 17, 2015 and with a $40.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Buy | 3,000 | 3.14 | 1/22/14 |
| HCMF | Buy | 1,000 | 2.70 | 1/24/14 |

A-23

| | | | | |
|---|---|---|---|---|
| HCMF | Buy | 3,000 | 1.22 | 3/13/14 |
| HCMF | Buy | 15,000 | 1.30 | 3/26/14 |
| HCMF | Buy | 10,000 | 1.27 | 3/27/14 |
| HCMF | Sell | 32,000 | 0.00 | 12/26/14 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring January 17, 2015 and with a $45.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (32,000) | 0.40 | 6/5/14 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring January 17, 2015 and with a $47.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (4,000) | 0.68 | 3/5/14 |
| HCMF | Buy Cover | 4,000 | 0.49 | 3/11/14 |

The following table sets forth information with respect to transactions of the Hayman Parties in exchange-traded American-style call options, expiring January 17, 2015 and with a $50.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (3,000) | 0.76 | 1/22/14 |
| HCMF | Sell Short | (1,000) | 0.69 | 1/24/14 |
| HCMF | Buy Cover | 4,000 | 0.42 | 2/24/14 |

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style put options, expiring September 21, 2013 and with a $27.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (4,875) | 1.71 | 3/12/14 |
| HCMF | Buy Cover | 4,875 | 1.69 | 4/2/13 |

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style put options, expiring January 15, 2015 and with a $30.00 strike price, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (15,000) | 1.68 | 3/26/14 |
| HCMF | Sell Short | (10,000) | 1.77 | 3/27/14 |
| HCMF | Buy Cover | 25,000 | 0.86 | 6/4/14 |

The following table sets forth information with respect to transactions of the Taconic Parties in exchange-traded American-style put options, expiring January 15, 2015 and with a $35.00 strike price, respecting shares of Common Stock of the Company:

A-24

| Fund | Action | Quantity | Price | Trade Date |
|---|---|---|---|---|
| HCMF | Sell Short | (3,000) | 2.84 | 1/22/14 |
| HCMF | Sell Short | (1,000) | 3.22 | 1/24/14 |
| HCMF | Sell Short | (1,000) | 4.40 | 3/13/14 |
| HCMF | Buy Cover | 5,000 | 2.25 | 6/6/14 |

## SWAP TRANSACTIONS IN SECURITIES OF GENERAL MOTORS COMPANY

*Taconic Parties*

The following tables set forth information with respect to transactions of the Taconic Parties in equity total return swaps, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Reference Price | Trade Date | Counterparty |
|---|---|---|---|---|---|
| TOMF | Buy | 100,000 | 32.69 | 12/8/2014 | Goldman Sachs International |
| TOMF | Buy | 100,000 | 32.69 | 12/8/2014 | Goldman Sachs International |
| TOMF | Buy | 50,000 | 31.99 | 12/10/2014 | Goldman Sachs International |
| TOMF | Buy | 100,000 | 32.32 | 12/10/2014 | Goldman Sachs International |
| TOMF | Buy | 100,000 | 31.93 | 12/12/2014 | Goldman Sachs International |
| TOMF | Buy | 50,000 | 31.93 | 12/12/2014 | Goldman Sachs International |
| TOMF | Buy | 50,000 | 31.63 | 12/12/2014 | Citibank N.A. |
| TOMF | Buy | 100,000 | 31.20 | 12/15/2014 | Citibank N.A. |
| TOMF | Buy | 150,000 | 30.70 | 12/16/2014 | Citibank N.A. |
| TOMF | Buy | 50,000 | 30.70 | 12/16/2014 | Citibank N.A. |
| TOMF | Sale | 125,000 | 36.087 | 2/6/2015 | Goldman Sachs International |
| TOMF | Sale | 125,000 | 36.087 | 2/6/2015 | Goldman Sachs International |

*Hayman Parties*

The following table sets forth information with respect to transactions of the Hayman Parties in equity total return swaps, respecting shares of Common Stock of the Company:

| Fund | Action | Quantity | Reference Price | Trade Date | Counterparty |
|---|---|---|---|---|---|
| HCMF | Buy | 3,250,478 | 30.37 | 10/27/14 | JP Morgan Chase Bank |
| HCMF | Sell | (1,583,236) | 34.20 | 1/20/15 | Citibank N.A. |
| HCMF | Buy | 1,900,000 | 31.27 | 10/27/14 | JP Morgan Chase Bank |
| HCMF | Buy | 722,500 | 30.85 | 11/4/14 | JP Morgan Chase Bank |
| HCMF | Buy | 466,000 | 31.47 | 11/5/14 | JP Morgan Chase Bank |

A-25

**Annex 2**

**SECURITIES OF GENERAL MOTORS COMPANY**

The following sets forth the names, business addresses, and the number of shares of Common Stock of the Company beneficially owned, as of the date hereof, by the Record Holder and any Stockholder Associated Person.

| **Name(1)** | **Business Address** | **Number of Shares of Common Stock of the Company Beneficially Owned** | **Percent of Common Stock of the Company(2)** |
|---|---|---|---|
| Harry J. Wilson(3) | 7 Renaissance Square, 3rd Floor, White Plains, NY 10601 | 34,412,559.9049 | 2.1% |
| MAEVA Capital Partners LLC(4) | 7 Renaissance Square, 3rd Floor, White Plains, NY 10601 | 34,382,491 | 2.1% |
| Taconic Master Fund 1.5 L.P.(5) | 450 Park Avenue, 9th Floor, New York, NY 10022 | 61,621 | <0.1% |
| Taconic Opportunity Master Fund L.P.(6) | 450 Park Avenue, 9th Floor, New York, NY 10022 | 7,652,045 | 0.5% |
| Taconic Capital Partners LLC(7) | 450 Park Avenue, 9th Floor, New York, NY 10022 | 61,621 | <0.1% |
| Taconic Associates LLC(8) | 450 Park Avenue, 9th Floor, New York, NY 10022 | 7,652,045 | 0.5% |
| Taconic Capital Advisors L.P.(9) | 450 Park Avenue, 9th Floor, New York, NY 10022 | 7,713,666 | 0.5% |
| Taconic Capital Advisors UK LLP(10) | 455 Grosvenor Street London W1K 3HY United Kingdom | 7,713,666 | 0.5% |
| Taconic Capital Advisors (Hong Kong) Limited(11) | Room 1801, 18th Floor LHT Tower No. 31 Qeen's Road Central Hong Kong, China | 7,713,666 | 0.5% |

| | | | |
|---|---|---|---|
| Frank P. Brosens(12) | 450 Park Avenue, 9th Floor, New York, NY 10022 | 7,713,666 | 0.5% |
| Appaloosa Investment Limited Partnership I(13) | c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078 | 5,009,196 | 0.3% |
| Palomino Fund Ltd.(14) | c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078 | 6,817,577 | 0.4% |
| Thoroughbred Fund L.P.(15) | c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078 | 1,385,063 | <0.1% |
| Thoroughbred Master Ltd.(16) | c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078 | 1,408,810 | <0.1% |
| Appaloosa Management L.P. (17) | 51 John F. Kennedy Parkway, Short Hills, NJ 07078 | 14,620,646 | 0.9% |
| Appaloosa Partners Inc.(18) | c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078 | 14,620,646 | 0.9% |
| David A. Tepper(19) | c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078 | 14,620,646 | 0.9% |
| Hayman Capital Management, L.P.(20) | 2101 Cedar Springs Road, Suite 1400, Dallas TX 75201 | 8,084,179 | 0.5% |
| Hayman Capital Master Fund, L.P.(21) | c/o Hayman Capital Management, L.P. 2101 Cedar Springs Road, Suite 1400, Dallas TX 75201 | 7,922,212 | 0.5% |
| Hayman Dialogo LLC | c/o Hayman Capital Management, L.P. 2101 Cedar Springs Road, Suite 1400, Dallas TX 75201 | 125,967 | <0.1% |
| Hayman Investments, L.L.C.(22) | 2101 Cedar Springs Road, Suite 1400, Dallas TX 75201 | 8,084,179 | 0.5% |
| J. Kyle Bass(23) | 2101 Cedar Springs Road, Suite 1400, Dallas TX 75201 | 8,084,179 | 0.5% |
| HG Vora Special Opportunities Master Fund, | 330 Madison Avenue, 23rd Floor, New York, NY 10017 | 4,000,000 | 0.2% |

A-27

| | | | |
|---|---|---|---|
| Ltd.(24) | | | |
| HG Vora Capital Management, LLC(25) | 330 Madison Avenue, 23rd Floor, New York, NY 10017 | 4,000,000 | 0.2% |
| Parag Vora(26) | 330 Madison Avenue, 23rd Floor, New York, NY 10017 | 4,000,000 | 0.2% |
| EnTrust Partners LLC | 375 Park Avenue, 24th Floor New York, NY 10152 | 0 | 0 |
| EnTrust Partners Offshore LP | 375 Park Avenue, 24th Floor New York, NY 10152 | 0 | 0 |

(1) Harry J. Wilson is the record holder of 100 of the shares of Common Stock of the Company directly beneficially owned by Harry J. Wilson. TOMF is the record holder of 10,000 of the shares of Common Stock of the Company directly beneficially owned by TOMF. Other shares of Common Stock directly beneficially owned by Harry J. Wilson are held in a Charles Schwab account, and to the Record Holder's knowledge, Cede & Co. is the record holder of all other shares of Common Stock of the Company listed herein.

(2) All percentages are based on the 1,610,365,961shares of Common Stock of the Company outstanding as of January 28, 2015, as reported in the Company's Annual Report on Form 10-K for the year period ended December 31, 2014.

(3) Includes 30,068.9049 shares of Common Stock of the Company beneficially owned by Harry J. Wilson. As the Managing Member of MAEVA CP, Mr. Wilson may be deemed to beneficially own any shares of Common Stock beneficially owned by MAEVA CP.

(4) Includes (i) 61,621 shares of Common Stock of the Company beneficially owned by TMF 1.5; (ii) 7,652,045 shares of Common Stock of the Company beneficially owned by TOMF; (iii) 5,009,196 shares of Common Stock of the Company beneficially owned by AILP; (iv) 6,817,577 shares of Common Stock of the Company beneficially owned by PFL; (v) 1,385,063 shares of Common Stock of the Company beneficially owned by TFLP; (vi) 1,408,810 shares of Common Stock of the Company beneficially owned by TML; (vii) 4,000,000 shares of Common Stock of the Company beneficially owned by HGVMF; (viii) 125,967 shares of Common Stock of the Company beneficially owned by HDL; and (ix) 7,922,212 shares of Common Stock of the Company beneficially owned by HCMF. Based on the terms of the TCA Agreement, MAEVA CP may be deemed to beneficially own any shares of Common Stock of the Company held by TOMF and TMF 1.5. Based on the terms of the AMLP Agreement, MAEVA CP may be deemed to beneficially own any shares of Common Stock of the Company held by AILP, PFL, TFLP and TML. Based on the terms of the HGVCM Agreement, MAEVA CP may be deemed to beneficially own any shares of Common Stock of the Company held by HGVMF. Based on the terms of the HCM Agreement, MAEVA CP may be deemed to beneficially own any shares of Common Stock of the Company held by HCMF.

(5) Includes 59,888 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by TMF 1.5 (as more fully described below).

(6) Includes 1,339,324 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by TOMF (as more fully described below).

A-28

A-29 (7) As general partner of TMF 1.5, Taconic Capital Partners LLC may be deemed to beneficially own any shares of Common Stock of the Company held by TMF 1.5. (8) As general partner of TOMF, Taconic Associates LLC may be deemed to beneficially own any shares of Common Stock of the Company held by TOMF. (9) As investment manager to TMF 1.5 and TOMF, TCA may be deemed to beneficially own any shares of Common Stock of the Company held by TMF 1.5 or TOMF. (10) As subadvisor to TMF 1.5 and TOMF, Taconic Capital Advisors UK LLP may be deemed to beneficially own any shares of Common Stock of the Company held by TMF 1.5 or TOMF. (11) As subadvisor to TMF 1.5 and TOMF, Taconic Capital Advisors (Hong Kong) Limited may be deemed to beneficially own any shares of Common Stock of the Company held by TMF 1.5 or TOMF. (12) As principal of TCA, Frank P. Brosens may be deemed to beneficially own any shares of Common Stock of the Company held by TMF 1.5 or TOMF. (13) Includes 96,734 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by AILP (as more fully described below). (14) Includes 141,396 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by PFL (as more fully described below). (15) Includes 69,408 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by TFLP (as more fully described below). (16) Includes 72,484 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by TML (as more fully described below). (17) As investment advisor to AILP, PFL, TFLP and TML and general partner of AILP and TFLP, AMLP may be deemed to beneficially own any shares of Common Stock of the Company held by AILP, PFL, TFLP and TML. (18) As general partner of AMLP, Appaloosa Partners Inc. may be deemed to beneficially own any shares of Common Stock of the Company held by AILP, PFL, TFLP and TML. (19) As the sole stockholder and President of Appaloosa Partners Inc., David A. Tepper may be deemed to beneficially own any shares of Common Stock of the Company held by AILP, PFL, TFLP and TML. (20) As the investment advisor to HCMF and the investment advisor and managing member of HDL, HCM may be deemed to beneficially own any shares of Common Shares of the Company held by HCMF and HDL. (21) Includes 7,922,212 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by HCMF (as more fully described below). (22) As the general partner of HCM, Hayman Investments, L.L.C. may be deemed to beneficially own any shares of Common Stock of the Company held by HCMF and HDL. (23) As the managing member of Hayman Investments, L.L.C., J. Kyle Bass may be deemed to beneficially own any shares of the Company held by Hayman Investments, L.L.C. Mr. Bass

A-30 disclaims beneficial ownership of the securities held by HCMF, HDL or other trading accounts directly or indirectly managed by them, except to the extent of their pecuniary interest therein. (24) Includes 4,000,000 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by HGVMF (as more fully described below). (25) As investment advisor to HGVMF, HGVCM may be deemed to beneficially own any shares of Common Stock of the Company held by HGVMF. (26) As the managing member of HGVCM, Parag Vora may be deemed to beneficially own any shares of Common Stock of the Company held by HGVMF. DERIVATIVE INTERESTS IN SECURITIES OF GENERAL MOTORS COMPANY The following tables set forth information with respect to Derivative Interests of the Record Holder and any Stockholder Associated Person respecting shares of Common Stock of the Company, as of the date hereof. Name Type of Derivative Instrument(1) Underlying Number of Shares of Common Stock of the Company Material Economic Terms Counterparty Taconic Master Fund 1.5 L.P. 2016 Warrant 1,575 Expires July 10, 2016; exercise price of $10.00 per share of Common Stock Issued by the Company Taconic Opportunity Master Fund L.P. 2016 Warrant 11,564 Expires July 10, 2016; exercise price of $10.00 per share of Common Stock Issued by the Company Taconic Master Fund 1.5 L.P. 2019 Warrant 58,313 Expires July 10, 2019; exercise price of $18.33 per share of Common Stock Issued by the Company Taconic Opportunity Master Fund L.P. 2019 Warrant 727,760 Expires July 10, 2019; exercise price of $18.33 per share of Common Stock Issued by the Company Taconic Opportunity Master Fund L.P. Total Return Swap 200,000 Reference Price: $32.69 Goldman Sachs International Taconic Opportunity Master Fund Total Return Swap 25,000 Reference Price: $31.99 Goldman Sachs International

A-31 L.P. Taconic Opportunity Master Fund L.P. Total Return Swap 25,000 Reference Price: $32.32 Goldman Sachs International Taconic Opportunity Master Fund L.P. Total Return Swap 50,000 Reference Price: $31.63 Citibank N.A. Taconic Opportunity Master Fund L.P. Total Return Swap 100,000 Reference Price: $31.20 Citibank N.A. Taconic Opportunity Master Fund L.P. Total Return Swap 200,000 Reference Price: $30.70 Citibank N.A. Hayman Capital Master Fund, L.P. Total Return Swap 3,250,478 Reference Price: $30.37 JP Morgan Chase Bank Hayman Capital Master Fund, L.P. Total Return Swap 1,583,234 Reference Price: $34.20 Citibank N.A. Hayman Capital Master Fund, L.P. Total Return Swap 1,900,000 Reference Price: $31.27 JP Morgan Chase Bank Hayman Capital Master Fund, L.P. Total Return Swap 722,500 Reference Price: $30.85 JP Morgan Chase Bank Hayman Capital Master Fund, L.P. Total Return Swap 466,000 Reference Price: $31.47 JP Morgan Chase Bank Appaloosa Investment Limited Partnership I 2016 Warrant 48,367 Expires July 10, 2016; exercise price of $10.00 per share of Common Stock Issued by the Company Palomino Fund Ltd. 2016 Warrant 70,698 Expires July 10, 2016; exercise price of $10.00 per share of Common Stock Issued by the Company Thoroughbred 2016 Warrant 34,704 Expires July 10, 2016; Issued by the

A-32 Fund L.P. exercise price of $10.00 per share of Common Stock Company Thoroughbred Master Ltd. 2016 Warrant 36,242 Expires July 10, 2016; exercise price of $10.00 per share of Common Stock Issued by the Company Appaloosa Investment Limited Partnership I 2019 Warrant 48,367 Expires July 10, 2019; exercise price of $18.33 per share of Common Stock Issued by the Company Palomino Fund Ltd. 2019 Warrant 70,698 Expires July 10, 2019; exercise price of $18.33 per share of Common Stock Issued by the Company Thoroughbred Fund L.P. 2019 Warrant 34,704 Expires July 10, 2019; exercise price of $18.33 per share of Common Stock Issued by the Company Thoroughbred Master Ltd. 2019 Warrant 36,242 Expires July 10, 2019; exercise price of $18.33 per share of Common Stock Issued by the Company HG Vora Special Opportunities Master Fund, Ltd. Option 1,250,000 Expires March 20, 2015; strike price of $37.00 per share of Common Stock Exchange- traded HG Vora Special Opportunities Master Fund, Ltd. Option 1,500,000 Expires March 20, 2015; strike price of $38.00 per share of Common Stock Exchange- traded HG Vora Special Opportunities Master Fund, Ltd. Option 550,000 Expires January 15, 2016; strike price $40.00 per share of Common Stock Exchange- traded HG Vora Special Opportunities Master Fund, Ltd. Option 300,000 Expires January 15, 2016; strike price of $42.00 per share of Common Stock Exchange- traded

A-33 HG Vora Special Opportunities Master Fund, Ltd. Option 400,000 Expires January 20, 2017; strike price of $40.00 per share of Common Stock Exchange- traded (1) With respect to each listed total return swap, (i) TOMF and HCMF will receive an amount equal to any appreciation (including dividends and capital gains) in the underlying shares of Common Stock of the Company above the Reference Price and the counterparty will receive an amount equal to a fixed amount plus any depreciation in the underlying shares of Common Stock of the Company below the Reference Price and (ii) there is no stated expiration date, although as a matter of course, the counterparty typically inquires whether TOMF and HCMF would like to continue the total return swap after every 12-month period.

EXHIBIT C WRITTEN CONSENT OF THE NOMINEE See attached.

EXHIBIT D SUMMARY OF TERMS BETWEEN MAEVA CP AND TCA See attached.

Confidential Summary of Terms February 9, 2015 This Summary of Terms (this “Term Sheet”) constitutes a legally binding agreement of the parties. The parties for good and valuable consideration hereby and wishing to be bound, hereby agree as follows: TERMS Manager MAEVA Capital Partners LLC and/or one or more of its designated affiliates (the “Manager”). The parties hereto will use their good faith efforts to negotiate and enter into a consulting agreement (the “Taconic Consultancy Agreement”) on or before February 24, 2015, or such later date as the parties may agree in writing; provided that if the parties fail to enter into a definitive Taconic Consultancy Agreement on or before February 24, 2014 despite each party having exercised good faith efforts, this Term Sheet shall continue to be a binding agreement between the parties and until a Taconic Consultancy Agreement is entered into, this Term Sheet shall be considered the “Taconic Consultancy Agreement” for purposes hereof. Purpose Subject to the terms hereof, to invest in, directly or indirectly, on margin or otherwise, and hold, vote and dispose of equity securities of, and acquire, hold and dispose, Economic Exposure to, Overdrive, a publicly traded company (collectively, “Overdrive Securities”). “Economic Exposure” means certain financing arrangements with respect to the Overdrive Securities, including without limitation, option securities, total return swaps and similar instruments. The Manager currently intends (i) to discuss with Overdrive operational, strategic, financial and other changes that the Manager believes Overdrive should implement and (ii) to seek Board representation on the Board of Directors of Overdrive (the “Board”) for the principal of the Manager (the “Principal”) at the 2015 annual meeting of stockholders of Overdrive and at any other meeting of stockholders held in lieu thereof, and at any adjournments, postponements, reschedulings or continuations thereof (the “2015 Annual Meeting”). The Consultant will be responsible for taking all such actions related thereto, including nominating or designating the Board Nominee for election to the Board (the “Proxy Contest”). Investors Certain funds managed by Taconic Capital Advisors LP (together with its fund clients and controlled affiliates, “Taconic”) shall enter into a consultancy agreement (the

2 “Taconic Consultancy Agreement”) with the Manager with respect to Overdrive Securities held by Taconic incorporating the terms set forth herein. Each other investor (together with Taconic, the “Investors”) shall enter into a consultancy agreement with the Manager with respect to such investor’s Overdrive Securities (such consultancy agreement (including the Taconic Consultancy Agreement), the “Applicable Agreements”). In the event that the Manager provides to any Investor any material terms, conditions or covenants which are more favorable to such Investor than provided to Taconic (the “MFN Provisions”) with respect to Overdrive Securities, then the Manager shall promptly provide copies of all agreements containing MFN Provisions to Taconic, and Taconic may, within 10 business days, elect to accept (i) any MFN Provisions regarding (A) Incentive Fees (as defined below) or Management Fees (as defined below) or (B) any consultation, consent or approval rights, or (ii) any other MFN Provisions, taken as a whole (in the case of this subclause (ii)) and together with any other related provisions, in each case, retroactive to the date of Closing. Notwithstanding the foregoing, Taconic shall not be entitled to accept any MFN Provisions granted to another Investor that has entered into an Applicable Agreement as of the date hereof. The Manager represents that it has provided Taconic a copy of all Applicable Agreements entered into as of the date hereof. Taconic agrees that 3,200,000 shares of Overdrive Securities purchased by Taconic shall be deemed “Subject Securities” for purposes hereof. As described below, Taconic will also hold Overdrive Securities that are not Subject Securities (the “Investor Securities”). No Overdrive Securities shall be purchased by any Investor or the Manager, in each case on behalf of itself or their respective affiliates, if, after giving effect to such purchase, the Investors and the Manager could be deemed to have beneficial ownership (within the meaning of Section 13(d) of the Exchange Act) of 9.9% or more in the aggregate of the aggregate number of shares of Overdrive common stock outstanding, without Taconic’s prior consent. Notwithstanding anything in this Term Sheet to the contrary, and subject only to the immediately preceding sentence, Taconic hereby consents to the direct or indirect purchase or disposition of, and other transactions in or relating to, Overdrive Securities by each other Investor, the Manager, and

3 their respective affiliates. Closing February 9, 2015. Investment Amount As a condition to the effectiveness of this Term Sheet: (i) Taconic shall have consented in writing (which may be satisfied by e-mail) to the submission of the nomination letter and attachments in the form specified as “Final” by the Manager or its counsel, and (ii) the Investors shall agree to cross indemnify each other on terms acceptable to Taconic. Additional Purchase/Sales by Investors Each Investor will notify the Consultant promptly upon purchasing or selling any Overdrive Securities, including changes to Economic Exposure, after the date hereof; provided that such notice shall only be required once an Investor has purchased or sold Overdrive Securities equal to 0.25% of the aggregate number of shares of Overdrive common stock outstanding. Lock-Up Period The Lock-Up Period will expire on the second anniversary of the Closing or such later date with respect to Taconic as mutually agreed to in writing by Taconic and the Manager. During the Lock-Up Period, Taconic will not be permitted to dispose of Subject Securities (other than as set forth in the paragraph below). After the expiration of the Lock-Up Period, such Taconic may terminate its Applicable Agreement with respect to its Subject Securities as provided herein. During the Lock-Up Period, (A) Taconic will not be permitted to dispose of Subject Securities (other than as set forth in the paragraph below); and (B) no other Investor will be permitted to dispose of Subject Securities (other than as set forth in the Applicable Agreements with respect to each other Investor). Notwithstanding anything in this Term Sheet or the definitive Taconic Consulting Agreement to the contrary, in the event that Taconic determines, despite using its reasonable best efforts, it must dispose of Overdrive Securities because the failure to dispose of such Overdrive Securities within 30 business days would have a material, detrimental effect on Taconic or its affiliated funds, Taconic shall have the right to dispose of affected Subject Securities. Taconic (and any Taconic fund) shall use its reasonable best efforts not to exercise its rights of disposition set forth in this “Lock-Up Period” section prior to the conclusion of the 2015 Annual Meeting. Any disposition by Taconic and a Taconic fund described above

4 shall be taken into account when determining the Manager’s Incentive Fee. The Lock-Up Period will not be applicable to the Investor Securities. Subject to the terms set forth herein, the parties shall take appropriate steps to minimize restrictions on the purchase and sale of Overdrive Securities, including without limitation, restricting Investor access to any Overdrive material non-public information which may be in the Manager’s possession. Restriction on Disposition Prior to the termination of the Taconic Consultancy Agreement, the Principal shall not transfer, sell or otherwise dispose of any Overdrive Securities over which the Principal has voting or dispositve power (excluding Overdrive Securities which the Principal may be deemed to have voting or dispositive power pursuant to an Applicable Agreement), unless at the time of such transfer, sale or other disposal, the closing market price of Overdrive Securities is at least 50% above the closing market price of Overdrive Securities on the date of the Closing; provided that the Principal may transfer, sell, or otherwise dispose of Overdrive Securities to the Principal’s controlled affiliates for estate planning purposes. Termination for Cause Taconic shall be entitled to terminate the Taconic Consultancy Agreement for Cause (as defined below). Upon such termination, all rights and obligations described in the section titled “Lock-Up Period” above shall terminate, and any unpaid or accrued Management Fees or Incentive Fees shall no longer be due and owing; provided that Taconic shall have 30 days to exercise its rights to deliver a notice of a Cause event after obtaining knowledge of the occurrence of such Cause event and, if no such notice is delivered within such period, the right to terminate the Taconic Consultancy Agreement for Cause shall lapse. The Manager and Principal each agree to provide Taconic with prompt written notice with respect to any event that has resulted in an event of Cause or that is likely to so result in an event of Cause. “Cause” means the Principal commits a crime of moral turpitude or a financial or financially motivated crime, or is indicted for, convicted of, or enters a plea of guilty or nolo contendere to, a felony or a material violation of any federal or state securities law (provided, committing or any indictment, conviction or plea for, any and all moving violations shall not constitute grounds for Cause termination).

5 Incentive Fee The Manager will receive the following Incentive Fees. Subject Securities: (i) On December 31, 2015, 4% (or 2% during the time the Fee Adjustment (as defined below) is in effect) of all realized gains in respect of the Subject Securities that are subject to a disposition prior to such date (after make-up of prior realized losses); (ii) on December 31, 2016, 4% (or 2% during the time the Fee Adjustment is in effect) of all realized gains in respect of the Subject Securities that are subject to a disposition between December 31, 2015 and December 31, 2016 (after make-up of prior realized losses); and (iii) on the earlier of the date of termination of the Taconic Consultancy Agreement and December 31, 2017, 4% (or 2% during the time the Fee Adjustment is in effect) of the overall appreciation (realized and unrealized) in respect of the Subject Securities (excluding net realized gains, if any, but including net realized losses, if any, in each case realized during the periods set forth in the foregoing subclauses (i) and (ii)). Investor Securities: (i) On December 31, 2015, 4% (or 2% during the time the Fee Adjustment is in effect) of all realized gains in respect of the Investor Securities that are subject to a disposition prior to such date (after make-up of prior realized losses); (ii) on December 31, 2016, 4% (or 2% during the time the Fee Adjustment is in effect) of all realized gains in respect of the Investor Securities that are subject to a disposition between December 31, 2015 and December 31, 2016 (after make-up of prior realized losses); and (iii) on the earlier of the date of termination of the Taconic Consultancy Agreement and December 31, 2017, 4% (or 2% during the time the Fee Adjustment is in effect) of the overall appreciation (realized and unrealized) in respect of the Investor Securities (excluding net realized gains, if any, but including net realized losses, if any, in each case realized during the periods set forth in the foregoing subclauses (i) and (ii)). The “Start Date” means the earlier of (i) the first public disclosure of the Principal's board candidacy, (ii) the date of the public announcement of a Proxy Contest involving the Principal, (iii) the announcement of the appointment of the Principal to the Board or (iv) other public disclosure regarding the Principal's potential or actual Board membership. When determining the realized or unrealized gain or loss with respect to any Subject Securities or Investor Securities, the basis of such Subject Securities or Investor Securities shall be (a) with respect to Subject Securities or Investor Securities purchased on

6 or before the Start Date, the last closing market price immediately before the Start Date or (b) with respect to Subject Securities or Investor Securities purchased after the Start Date, the purchase price therefor; provided that with respect to Taconic only, (i) the basis of such Subject Securities or Investor Securities shall include usual and customary brokerage expenses and financing expenses incurred in connection with the purchase and (ii) realized and unrealized gains shall be net of the Management Fees and expenses borne by the Investor pursuant to “Expense Reimbursement” below. Each Investor will report to the Manager its current holdings of Subject Securities and Investor Securities on the first business day of each month, or such other time as may be agreed to between an Investor and the Manager. In the event that (i) at the 2015 Annual Meeting, the Principal is nominated by the Manager and voted upon and is not elected to the Board, or (ii) the Proxy Contest is abandoned prior to the 2015 Annual Meeting other than pursuant to a settlement with Overdrive, each of the Incentive Fees described in this “Incentive Fees” section shall be reduced to 2%, effective as of the date of the 2015 Annual Meeting (the “Fee Adjustment”); provided, however, that if the Principal is elected or otherwise appointed to the Board at any time after the 2015 Annual Meeting, the Incentive Fees will revert to 4%, effective as of the date of election or appointment, at which time the Fee Adjustment will no longer be considered in effect. Consent/Consultation Rights Until such time as individuals chosen by the Manager serve as directors on the Board, the Manager, the Principal and their respective affiliates shall not initiate litigation against Overdrive or its affiliates or the Board in any court of competent jurisdiction, arbitration or other similar legal body, without the prior written consent of Taconic, such consent to be provided in Taconic’s sole discretion. In connection with its services under the Taconic Consulting Agreement, the Manager shall be available to discuss with Taconic information relating to Overdrive; provided, however, that the Manager agrees (on its behalf and on behalf of its owners, principals, employees and agents) that it will not provide to Taconic any information, whether orally or in writing, that (i) the Manager is restricted from providing to Taconic, including under applicable laws or regulations or pursuant to any contracts or government orders, or (ii) could reasonably be construed to be “material non-public information” as interpreted under

7 applicable Federal case law. Unless and until the Principal is elected or appointed to the Board, Taconic shall be given advance notice of, and the opportunity to review and comment on, any press release, public announcement or any filing with the SEC, or any notice of intent to nominate individuals to serve as directors on the Board to be delivered to Overdrive or the Board (collectively, “Public Materials”), in which Taconic is named. Taconic’s prior written consent, such consent to be provided in Taconic’s sole discretion, shall be required with respect to any information regarding Taconic to be included in any Public Materials. Voting Prior to the termination of the Taconic Consultancy Agreement, and subject to applicable fiduciary duties of Taconic or its affiliates, Taconic will vote all Overdrive Securities held by Taconic as of the applicable record date (including Subject Securities and Investor Securities) in favor of the election of the Principal to the Board and any other shareholder proposals made with respect to Overdrive by the Manager. The parties agree and understand that the Principal if elected will have no duty to Taconic, no duty to discuss Overdrive matters with Taconic, and no agreement or understanding with Taconic as to his decision as a board member. Management Fee Until the date that is the one year anniversary of the Closing, a management fee of 0.25% per annum shall be payable quarterly, in cash, in advance, on the fifth business day of each calendar quarter and be based on the market value of the Overdrive Securities held by Taconic as of the last day of the preceding calendar quarter (the “Management Fee”). Expense Reimbursement The Manager shall be entitled to be reimbursed by the Investors on a pro rata basis (based on Schedule A hereto) for any out-of- pocket expenses or fees incurred by the Manager in connection with (i) seeking Board representation as described under “Purpose”, and (ii) the preparation, negotiation and execution of the Applicable Agreements and this Term Sheet, in each case subject to a budget which will be provided by Manager and be subject to approval by Taconic and the Specified Investors, such approval not to be unreasonably withheld. The Manager shall provide Taconic with reports on expenses or fees incurred on the first business day of every month. Confidentiality Neither party will disclose the terms of this Term Sheet, and

8 Taconic will not disclose any other Applicable Agreement, to any person other than (i) to their respective officers, board members, accountants and attorneys, (ii) as may be required by applicable law or regulation, including as required in connection with a Proxy Contest, (iii) to the other Investors, (iv) to Overdrive, and (v) with the consent of the other party. The provisions of this section “Confidentiality” shall be binding on the parties to this Term Sheet. To the extent this Term Sheet is disclosed in a public filing, the provisions of this section “Confidentiality” shall no longer be in effect. Indemnification1 Each of Taconic and Consultant agree that it shall be responsible for the completeness and accuracy of the information concerning it contained in any filing it may make pursuant to Section 13(d), Section 14 or Section 16 of the Securities Exchange Act, any filing pursuant to the HSR Act, or any other filing required pursuant to applicable law. Each of the Manager and Taconic agree, along with each other Investor that is a participant in the Proxy Contest, to indemnify and hold each other party who has provided a similar indemnity to the Manager or Taconic (an “Indemnified Party”) harmless from and against any and all losses, claims, damages, penalties, judgments, awards, settlements, liabilities, costs, expenses and disbursements (including, without limitation, attorneys’ fees, costs, expenses and disbursements) incurred by such other parties or Investors arising from or in connection with such party’s activities relating to the Proxy Contest and arising out of any failure with respect to the completeness or accuracy of the information concerning such party contained in any filing made in connection with such party’s ownership, acquisition or disposition of Overdrive Securities or in any filings made by any party in connection with the Proxy Contest; provided, however, this indemnity shall apply only to the extent such indemnifying party actually provided such information to the person making such filing(s). Nothing herein shall be construed to provide any Indemnified Party with indemnification (a) if such Indemnified Party is found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest, unless such Indemnified Party demonstrates that its action was taken in good 1 Additional indemnities to be discussed upon negotiation of Taconic Consultancy Agreement.

9 faith and in a manner reasonably believed to be in or not opposed to the best interests of the Proxy Contest; (b) if such Indemnified Party acted in a manner that constitutes gross negligence or willful misconduct; or (c) if such Indemnified Party provided false or misleading information, or omitted material information in connection with the Proxy Contest. Each Investor will be a third party beneficiary of each other Investor’s Applicable Agreement for purposes of this indemnity. Each Applicable Agreement will contain customary procedural and other provisions in connection with this indemnity. Termination The Taconic Consultancy Agreement shall terminate (i) upon mutual written agreement of the Manager and Taconic, (ii) by either party thereto if a material breach of or default under any of the terms or conditions thereof by the other party thereto remains outstanding after notice and a 30 day cure period (which cure period shall apply only to a breach reasonably susceptible to a cure), and (iii) automatically upon the earlier to occur of (A) the expiration of the Lock-Up Period applicable to Taconic pursuant to the section titled “Lock-Up Period” above, and (B) on the date that is three years from the date of the Closing, such period subject to extension by mutual written agreement of the Manager and Taconic. Notwithstanding anything contained herein to the contrary, between the second anniversary of the Closing and the third anniversary of the Closing, the Manager may, in the Manager’s sole discretion, terminate the agreement at any time by providing 30 days’ advance written notice to Taconic. Upon any termination of the Taconic Consultancy Agreement, none of the rights or obligations thereunder shall survive such termination, other than the confidentiality provisions, any indemnification obligations arising on or before such termination and Taconic’s obligation to pay any Incentive Fees, Management Fees or expense reimbursement which has been earned or accrued on or before such termination or expressly survives such termination. Governing Law This Term Sheet is governed by the internal laws of the State of New York. This Term Sheet may only be amended with the express written consent of the parties hereto and, in the case of the section entitled “Indemnification”, with the consent of each of the third party beneficiaries thereof. This Term Sheet constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Term Sheet shall not be assigned without the express written consent of the nonassigning

10 party. Except for the indemnification provisions above, no person that is not a party to this Term Sheet shall obtain any rights hereunder (whether as a third party beneficiary or otherwise). This Term Sheet may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Schedule A Expenses For expenses and fees incurred on or prior to January 30, 2015: Appaloosa Management L.P. 0.0% Hayman Capital Management, LP 0.0% HG Vora Capital Management, LLC 0.0% Taconic Capital Advisors LP 100% For expenses and fees incurred after January 30, 2015, but on or prior to February 9, 2015, subject to a cap in the case of Hayman Capital Management, LP of $37,500: Appaloosa Management L.P. 39.2% Hayman Capital Management, LP 17.0% HG Vora Capital Management, LLC 4.6% Taconic Capital Advisors LP 39.2% For expenses and fees incurred after February 9, 2015, subject to a cap of $1,000,000. Any amounts above $1,000,000 must be approved by each Investor: Appaloosa Management L.P. 39.2% Hayman Capital Management, LP 17.0% HG Vora Capital Management, LLC 4.6% Taconic Capital Advisors LP 39.2%

EXHIBIT E SUMMARY OF TERMS BETWEEN MAEVA CP AND AMLP See attached.

Summary of Terms February 9, 2015 This Summary of Terms (this “Term Sheet”) constitutes a legally binding agreement of the parties. The parties for good and valuable consideration hereby and wishing to be bound, hereby agree as follows: TERMS MCP MAEVA Capital Partners, LLC and/or one or more of its designated affiliates (“MCP”). Purpose MCP currently intends to seek Board representation on the Board of Directors of Overdrive (the “Board”) for the principal of MCP (the “Principal” or the “Board Nominee”), including nominating the Board Nominee for election at the 2015 annual meeting of stockholders of General Motors Company (“Overdrive”), and at any other meeting of stockholders held in lieu thereof, and at any adjournments, postponements, reschedulings or continuations thereof (the “2015 Annual Meeting”). In addition, MCP intends to include with the submission of the nomination letter for the Board Nominee a shareholder resolution requesting that the Board authorize and implement the buyback of at least $8 billion of Overdrive common stock, such buyback to be completed on or before the first anniversary of the 2015 Annual Meeting (the “Shareholder Proposal”). MCP will be responsible for taking all such actions related to the foregoing, including proposing the Shareholder Proposal and nominating or designating the Board Nominee for election to the Board (the “Proxy Contest”). MCP agrees that it shall not enter into a settlement agreement with Overdrive without Appaloosa’s prior consent, unless such settlement results in the Principal being appointed to the Board on or before the 2015 Annual Meeting and Overdrive’s agreement to adopt and implement a buyback of Overdrive common stock in an amount approved by Appaloosa, such buyback to be completed on or before the first anniversary of any such settlement agreement (the “Approved Buyback”). Investors Certain funds managed by Appaloosa Management L.P. “Appaloosa”) and certain other institutional investors listed on Schedule A attached hereto (together with Appaloosa, the “Investors”), all of which hold equity securities of, or Economic Exposure to, Overdrive, a publicly traded company (collectively, “Overdrive Securities”). “Economic Exposure” means certain financing arrangements with respect to the Overdrive Securities,

2 including without limitation, option securities, total return swaps and similar instruments. Appaloosa shall enter into a support agreement (the “AMLP Support Agreement”) with MCP with respect to the Subject Securities (as defined below) held by Appaloosa incorporating the terms set forth herein; provided that until an AMLP Support Agreement is entered into, this Term Sheet shall be considered the “AMLP Support Agreement” for purposes hereof. Each other Investor shall enter into a binding term sheet and/or a support agreement with MCP with respect to all or a portion of such Investor’s Overdrive Securities (each an “Applicable Agreement”). MCP represents that it has provided Appaloosa a copy of all Applicable Agreements entered into as of the date hereof. Appaloosa may hold Overdrive Securities that are not Subject Securities (as defined below). Without MCP’s prior approval, Appaloosa shall not, and shall cause each of its affiliates and their respective employees, agents and other representatives not to, engage in any solicitation of proxies (as such term is defined under Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with respect to holders of Overdrive Securities. Covenants MCP and each of the Investors shall enter into a Cross Indemnification Agreement on terms acceptable to Appaloosa promptly following the date hereof (but in any event no later than the earlier of (a) the first filing of any solicitation materials in connection with the Proxy Contest and (b) February 20, 2015). Investment Amount Appaloosa’s commitment shall be solely with respect to Overdrive Securities it holds with a market value of $300 million, as measured by the closing price of Overdrive Securities on the date hereof (the “Subject Securities”), irrespective of the amount of additional Overdrive Securities held by Appaloosa. As a condition to Appaloosa consenting to MCP’s submission of the nomination letter for the Board Nominee, Appaloosa shall have signed off on the form of such nomination letter and attachments. Additional Purchases by Investors No Overdrive Securities shall be purchased by any Investor or MCP, in each case on behalf of itself or their respective affiliates, if, after giving effect to such purchase, the Investors

| | |
|---|---|
| | and MCP could be deemed to have beneficial ownership (within the meaning of Section 13(d) of the Exchange Act) of 9.9% or more in the aggregate of the aggregate number of shares of Overdrive common stock outstanding (the "*9.9% Cap*"), without Appaloosa's prior consent.<br><br>Subject only to the 9.9% Cap and the restrictions described under "Lock-Up Period" below, Appaloosa, each other Investor, MCP and their respective affiliates will be free (without restriction or the consent of any person) to directly or indirectly purchase or dispose of, and engage in any other transactions in or relating to, Overdrive Securities.<br><br>Each Investor will promptly notify MCP promptly upon purchasing or selling any Overdrive Securities, including changes to Economic Exposure, after the date hereof; provided that such notice shall only be required once an Investor has purchased or sold Overdrive Securities equal to 0.25% of the aggregate number of shares of Overdrive common stock outstanding.<br><br>In order to effect the 9.9% Cap, MCP shall promptly notify each Investor upon (a) the aggregate ownership of Overdrive Securities by the Investors, MCP and their respective affiliates exceeding 2.5% of the outstanding Overdrive Securities, and (b) any subsequent increase or decrease of such aggregate ownership by more than 0.5% of the outstanding Overdrive Securities. |
| *Lock-Up Period* | The "*Lock-Up Period*" shall (a) commence immediately upon the occurrence of both (i) the execution of this Term Sheet and (ii) MCP's submission of the nomination letter for the Board Nominee, and (b) expire at 11:59 pm (EST) on the earlier of (i) the date of the 2015 Annual Meeting, (ii) the date upon which the Principal is appointed to the Board, (iii) the date the Proxy Contest is abandoned (including pursuant to a settlement agreement with Overdrive resulting in the Principal being appointed to the Board and the Board agreeing to implement a share buyback as contemplated by the Shareholder Proposal), and (iv) the date that any other Investor's "Lock-Up Period" expires.<br><br>Subject to the exception below, Appaloosa agrees that during the Lock-Up Period it will retain and not dispose of the Subject Securities.<br><br>In the event that Appaloosa determines, despite using its reasonable best efforts, it must dispose of Overdrive Securities |

3

4 because the failure to dispose of such Overdrive Securities could have a material, detrimental effect on Appaloosa or its affiliated funds, Appaloosa shall have the right to dispose of affected Subject Securities. Termination for Cause The AMLP Support Agreement may be terminated for Cause (as defined below). Upon such termination, all rights and obligations described in the section titled “Lock-Up Period” above shall terminate, and any unpaid or accrued Fees or Incentive Fees shall no longer be due and owing; provided that Appaloosa shall have 30 days to exercise its rights to deliver a notice of a Cause event after obtaining knowledge of the occurrence of such Cause event and, if no such notice is delivered within such period, the right to terminate the Agreement for Cause shall lapse. “Cause” means the Principal commits a crime of moral turpitude or a financial or financially motivated crime, or is indicted for, convicted of, or enters a plea of guilty or nolo contendere to, a felony or a material violation of any federal or state securities law (provided, committing or any indictment, conviction or plea for, any and all moving violations shall not constitute grounds for Cause termination). Incentive Fee MCP will receive the Incentive Fee (as defined below) so long as either (a) Overdrive consensually adopts and implements the Approved Buyback and appoints the Principal to the Board at or prior to the 2015 Annual Meeting, or (b) as a result of the Proxy Contest, the Principal is elected to the Board at the 2015 Annual Meeting and the Shareholder Proposal is included in MCP’s proxy statement and proxy card in connection with the 2015 Annual Meeting and such materials are mailed to the stockholders of Overdrive by MCP (or its agent); provided, however, that MCP shall not receive or be entitled to any Incentive Fee in the event that (i) the Proxy Contest is abandoned prior to the 2015 Annual Meeting other than pursuant to a settlement with Overdrive resulting in Principal being appointed to the Board and adoption and implementation of the Approved Buyback, in each case on or before the 2015 Annual Meeting, or (ii) the Principal does not remain a member of the Board from the Start Date through the first anniversary thereof. The “Start Date” means the earlier of (i) the first public disclosure of the Principal's board candidacy, (ii) the date of the public announcement of a Proxy Contest involving the Principal, (iii) the announcement of the appointment of the Principal to the Board or (iv) other public disclosure regarding the Principal's

5 potential or actual Board membership. “Incentive Fee” means, following the first anniversary of the Start Date, an amount equal to 2% of the sum of (x) the price appreciation (determined based on the last closing market price immediately before the Start Date) in respect of the Subject Securities from the Start Date to the first anniversary of the Start Date (based on the 10 business day trailing average of closing market prices prior to such first anniversary) and (y) all Special Dividends (to be defined) paid on such Subject Securities during that period. For the avoidance of doubt, in determining the Incentive Fee, the amount of Subject Securities both on the Start Date and the first anniversary of the Start Date shall be equal to the Subject Securities as of the date hereof, regardless of the ownership of Overdrive Securities as of the Start Date or the first anniversary thereof. Consent Rights Until such time as the Principal is appointed as a director on the Board, MCP shall not initiate litigation against Overdrive or its affiliates or the Board in any court, arbitration or other similar legal body, without the prior written consent of Appaloosa, such consent to be provided in Appaloosa’s sole discretion. Voting Prior to the termination of the AMLP Support Agreement, and subject to applicable fiduciary duties of such Investor or its affiliates, each Investor will vote all Overdrive Securities held by such Investor as of the applicable record date in favor of the Board Nominee. No Duty / No Information The parties agree and understand that the Board Nominee if elected will, in his capacity as a director, have no duty to Appaloosa, no duty to discuss any Overdrive matters with Appaloosa, and no agreement or understanding with Appaloosa as to his decisions as a Board member. Except as provided below, Appaloosa shall be given advance notice of, and the opportunity to review and comment on, any press release, public announcement or any filing with the SEC, or any notice of intent to nominate individuals to serve as directors on the Board to be delivered to Overdrive or the Board (collectively, “Public Materials”), in which Appaloosa is named. Appaloosa’s prior written consent, such consent to be provided in Appaloosa’s sole discretion, shall be required with respect to any information regarding Appaloosa to be included in any

6 Public Materials. MCP (on its behalf and on behalf of its owners, principals, employees and agents) agrees that it will not provide to Appaloosa any information, documents, notices or other communications, whether orally or in writing, relating to Overdrive or the Proxy Contest without Appaloosa’s prior consent. Fee A fee of 0.25% per annum shall be payable quarterly, in cash, in advance, on the fifth business day of each calendar quarter and be based on the market value of the Subject Securities as of the last day of the preceding calendar quarter (the “Fee”), beginning on the date hereof until the earlier of (1) the date on which Principal joins the Board; (2) the end of the Lock Up Period, (3) the date the Proxy Contest is abandoned and (4) termination of the AMLP Support Agreement. Expense Reimbursement MCP shall be entitled to be reimbursed by the Investors on a pro rata basis (based on Schedule A hereto) for any reasonable out- of-pocket expenses or fees incurred by MCP on or after February 6, 2015 in connection with (i) seeking Board representation as described under “Purpose”, and (ii) the preparation, negotiation and execution of the Applicable Agreements and this Term Sheet, in each case subject to a budget which will be provided by MCP and be subject to approval by the Investors, such approval not to be unreasonably withheld. MCP shall provide Appaloosa with reports on expenses or fees incurred on the first business day of every month. Confidentiality Neither MCP nor Appaloosa will disclose the terms of this Term Sheet, and Appaloosa will not disclose the terms of any other Applicable Agreement, to any person other than (i) to their respective officers, board members, accountants and attorneys, (ii) as may be required by applicable law or regulation, including as required in connection with a Proxy Contest, (iii) to the other Investors, (iv) to Overdrive and (v) with the consent of the other. To the extent this Term Sheet is disclosed in a public filing, the provisions of this section “Confidentiality” shall no longer be in effect. Indemnification Each of MCP and Appaloosa agree that it shall be responsible for the completeness and accuracy of the information concerning it which is provided by it for the purpose of inclusion therein contained in any filing pursuant to Section 13(d), Section 14 or

7 Section 16 of the Exchange Act, any filing pursuant to the Hart- Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any other filing required pursuant to applicable law, and each of MCP and Appaloosa agree to indemnify the other and their respective affiliates from and against any losses, damages, costs, expenses (including any reasonable and documented attorneys’ fees), fines, penalties, disbursements and amounts paid in settlement arising out of any failure with respect to the completeness or accuracy of the respective party’s information. MCP represents and warrants that (a) all of its conduct and activities to date have complied with Section 14 of the Exchange Act and the rules thereunder and other applicable laws and have been exempt from or otherwise not subject to the proxy solicitation rules contained in Section 14 of the Exchange Act and the rules thereunder and (b) MCP has not solicited the proxies of any persons/entities other than the Investors. Each of MCP, Appaloosa and each other Investor (each, an "Indemnifying Party") agrees, severally and not jointly, to indemnify and hold harmless each such other party who has provided a similar indemnity to MCP and Appaloosa (each, an "Indemnified Party") from and against any and all losses, claims, damages, penalties, judgments, awards, settlements, liabilities, costs, expenses and disbursements (including, without limitation, attorneys' fees, costs, expenses and disbursements) incurred by such Indemnified Party arising from or in connection with such Indemnifying Party's activities relating to the Proxy Contest, including any failure with respect to the completeness or accuracy of the information concerning such Indemnifying Party contained in any filing made in connection with such Indemnifying Party's ownership, acquisition or disposition of Overdrive Securities or in any filings made by any party in connection with the Proxy Contest; provided, however, this indemnity shall apply only to the extent such Indemnifying Party actually provided such information to the person making such filing(s). Nothing herein shall be construed to provide any Indemnified Party with indemnification (a) if such Indemnified Party is found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest, unless such Indemnified Party demonstrates that its action was taken in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Proxy Contest; (b) if such Indemnified Party acted in a manner that constitutes gross negligence or

8 willful misconduct; or (c) if such Indemnified Party provided false or misleading information, or omitted material information in connection with the Proxy Contest, including, without limitation, in violation of Rule 14a-9 under the Exchange Act. Each Investor will be a third party beneficiary of each other support agreement for purposes of this indemnity. MCP represents and warrants that the foregoing indemnity is included in each other Investor’s Applicable Agreement, and that Appaloosa is a third party beneficiary of each such indemnity. Each support agreement will contain customary procedural and other provisions in connection with this indemnity. Termination Notwithstanding anything contained herein to the contrary, the AMLP Support Agreement will terminate and be of no further effect upon the earliest of (1) the date on which the Proxy Contest is abandoned other than pursuant to a settlement with Overdrive; (2) the failure of the Principal to be elected to the Board of Directors at the 2015 Annual Shareholder Meeting; (3) if at any time before the first anniversary of the 2015 Annual Shareholder Meeting Principal fails to be a member of the Board; (4) the one-year anniversary of the date of public announcement of the Proxy Contest of Principal’s nomination to the Board of Directors; (5) a material breach of or default under any of the terms or conditions of the AMLP Support Agreement by MCP or the Principal; (6) the date of the 2015 Annual Shareholder Meeting if neither of the following conditions is met: (i) the Shareholder Proposal is included in MCP’s proxy statement and proxy card in connection with the 2015 Annual Meeting and such materials are mailed to the stockholders of Overdrive by MCP (or its agent) or (ii) the Approved Buyback has been adopted and implemented; and (7) the date on which any Applicable Agreement terminates. Governing Law, Etc. This Term Sheet is governed by the internal laws of the State of New York. This Term Sheet may only be amended with the express written consent of the parties hereto and, in the case of the section entitled “Indemnification”, without the consent of each of the third party beneficiaries thereof. This Term Sheet constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Term Sheet shall not be assigned without the express written consent of the nonassigning party. Except for the indemnification provisions above, no person that is not a party to this Term Sheet shall obtain any

9 rights hereunder (whether as a third party beneficiary or otherwise). This Term Sheet may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Schedule A Expenses For expenses and fees incurred on or prior to January 30, 2015: Appaloosa Management L.P. 0.0% Hayman Capital Management, LP 0.0% HG Vora Capital Management, LLC 0.0% Taconic Capital Advisors LP 100% For expenses and fees incurred after January 30, 2015, but on or prior to February 9, 2015, subject to a cap in the case of Hayman Capital Management, LP of $37,500: Appaloosa Management L.P. 39.2% Hayman Capital Management, LP 17.0% HG Vora Capital Management, LLC 4.6% Taconic Capital Advisors LP 39.2% For expenses and fees incurred after February 9, 2015, subject to a cap of $1,000,000. Any amounts above $1,000,000 must be approved by each Investor: Appaloosa Management L.P. 39.2% Hayman Capital Management, LP 17.0% HG Vora Capital Management, LLC 4.6% Taconic Capital Advisors LP 39.2%

A-38 EXHIBIT F SUMMARY OF TERMS BETWEEN MAEVA CP AND HGVCM See attached.

Confidential

**<u>Summary of Terms</u>**
**<u>February 9, 2015</u>**

This Summary of Terms (this "*Term Sheet*") constitutes a legally binding agreement of the parties. The parties for good and valuable consideration hereby and wishing to be bound, hereby agree as follows:

**<u>TERMS</u>**

| | |
|---|---|
| *HG Vora* | HG Vora Capital Management, LLC, together with its fund clients and controlled affiliates |
| *Purpose* | Subject to the terms hereof, to invest in, directly or indirectly, on margin or otherwise, and hold, vote and dispose of equity securities of, and acquire, hold and dispose, Economic Exposure to, Overdrive, a publicly traded company (collectively, "*Overdrive Securities*"). "*Economic Exposure*" means certain financing arrangements with respect to the Overdrive Securities, including without limitation, option securities, total return swaps and similar instruments.<br><br>MAEVA Capital Partners LLC (the "*Consultant*") currently intends (i) to discuss with Overdrive operational, strategic, financial and other changes that the Consultant believes Overdrive should implement and (ii) to seek Board representation on the Board of Directors of Overdrive (the *"Board"*) for the principal of the Consultant (the "*Principal*" or the "*Board Nominee*"), including nominating the Board Nominee for election at the 2015 annual meeting of stockholders of Overdrive, and at any other meeting of stockholders held in lieu thereof, and at any adjournments, postponements, reschedulings or continuations thereof (the "*2015 Annual Meeting*"). The Consultant will be responsible for taking all such actions related thereto, including nominating or designating the Board Nominee for election to the Board (the "*Proxy Contest*"). |
| *Investors* | HG Vora shall enter into a consultancy agreement (the "*HG Vora Consultancy Agreement*") with the Consultant with respect to Overdrive Securities held by HG Vora incorporating the terms set forth herein; provided that until an HG Vora Consultancy Agreement is entered into, this Term Sheet shall be considered the "*HG Vora Consultancy Agreement*" for purposes hereof. Each other investor (together with HG Vora, the "*Investors*") shall enter into a term sheet or consultancy agreement with the Consultant with respect to certain Overdrive Securities held by such Investor (the "*Subject Securities*" and such term sheets and consultancy agreements (including this Term Sheet and the HG |

2 Vora Consultancy Agreement), the “Applicable Agreements”). In the event that the Consultant provides to any Investor any material terms, conditions or covenants which are more favorable to such Investor than provided to HG Vora (the “MFN Provisions”) with respect to the Subject Securities, then the Consultant shall promptly provide copies of all agreements containing MFN Provisions to HG Vora, and HG Vora may, within 10 business days, elect to accept any MFN Provisions including without limitation those regarding (A) Incentive Distributions (as defined below) or Management Fees (as defined below) and (B) consultation, consent or approval rights and, in all cases, together with any other related provisions retroactive to the date hereof. Notwithstanding the foregoing, HG Vora shall not be entitled to accept any MFN Provisions granted to another Investor that has entered into an Applicable Agreement as of the date hereof. The Consultant represents that it has provided HG Vora a copy of all Applicable Agreements entered into as of the date hereof. HG Vora agrees that all shares of Overdrive Securities purchased by HG Vora on or before the termination of the HG Vora Consultancy Agreement shall be deemed Subject Securities of HG Vora and subject to an Applicable Agreement as of the date hereof. Restrictions No Overdrive Securities shall be purchased by any Investor or the Consultant, in each case on behalf of itself or their respective affiliates, if, after giving effect to such purchase, the Investors and the Consultant could be deemed to have beneficial ownership (within the meaning of Section 13(d) of the Exchange Act) of 9.9% or more in the aggregate of the aggregate number of shares of Overdrive common stock outstanding, without HG Vora’s prior consent. Notwithstanding anything in this Term Sheet to the contrary, and subject only to (A) the restrictions in this section “Restrictions”, (B) the Lock-Up Period Restrictions and (C) the Principal Disposition Restrictions, nothing shall restrict any Investor, the Consultant, the Principal or any of their respective affiliates, whether directly or indirectly, from the purchase or disposition of, and other transactions in or relating to, Overdrive Securities. Without the Consultant’s prior approval, HG Vora shall not, and shall cause each of its affiliates and their respective employees, agents and other representatives not to, engage in any solicitation of proxies (as such term is defined under Regulation 14A under

3 the Exchange Act) with respect to holders of Overdrive Securities. Separation March 31, 2017. Condition to Effectiveness of Term Sheet As a condition to the effectiveness of this Term Sheet: (i) HG Vora shall have consented in writing (which may be satisfied by e-mail) to the submission of the nomination letter and attachments in the form specified as “Final” by the Consultant or its counsel, and (ii) the Investors shall agree to cross indemnify each other on terms acceptable to HG Vora. Additional Purchases/Sales by Investors Each Investor will notify the Consultant promptly upon purchasing or selling any Overdrive Securities, including changes to Economic Exposure, after the date hereof; provided that such notice shall only be required once an Investor has purchased or sold Overdrive Securities equal to 0.25% of the aggregate number of shares of Overdrive common stock outstanding. Lock-Up Period All Subject Securities of HG Vora shall be subject to a lock-up period, which shall commence immediately upon the execution of a term sheet with the Consultant and will expire at 11:59 pm (EST) on the earlier of (i) the date of the 2015 Annual Meeting and (ii) the date upon which the Principal is appointed to the Board, or such later date with respect to any Investor as mutually agreed to in writing by such Investor and the Consultant (the “Lock-Up Period”). During the Lock-Up Period, (A) HG Vora will not be permitted to dispose of Subject Securities (other than as set forth in the paragraph below) (the “Lock Up Restrictions”); and (B) no other Investor will be permitted to dispose of Subject Securities (other than as set forth in the Applicable Agreements with respect to each other Investor). Notwithstanding anything in this Term Sheet or the HG Vora Consultancy Agreement to the contrary, in the event that HG Vora determines, despite using its reasonable best efforts, it must dispose of Overdrive Securities because the failure to dispose of such Overdrive Securities within 30 business days would have a material, detrimental effect on HG Vora or its affiliated fund(s), HG Vora shall have the right to dispose of its affected Subject Securities. HG Vora shall use its reasonable best efforts not to exercise its rights of disposition set forth in this “Lock-Up Period” section prior to the conclusion of the 2015 Annual

4 Meeting. Any disposition by HG Vora described above shall be taken into account when determining the Consultant’s Incentive Distribution. The Lock-Up Period will not apply to any Economic Exposure, but shall apply to any equity securities of Overdrive Drive acquired by HG Vora (including any resulting from the exercise, conversion or another similar feature of any Economic Exposure into such equity securities). Subject to the terms set forth herein, the Consultant shall not provide HG Vora with any material non-public information that would restrict its ability to purchase or sell securities without the prior written consent of HG Vora. Restriction on Disposition Prior to the termination of the HG Vora Consultancy Agreement, the Principal, the Consultant and any of their respective affiliates shall not transfer, sell or otherwise dispose of any Overdrive Securities over which any of them has voting or dispositive power (excluding Overdrive Securities which the Principal may be deemed to have voting or dispositive power pursuant to an Applicable Agreement), unless at the time of such transfer, sale or other disposal, the closing market price of Overdrive Securities is at least 50% above the closing market price of Overdrive Securities on the date hereof; provided that the Principal may transfer, sell, or otherwise dispose of Overdrive Securities to the Principal’s controlled affiliates for estate planning purposes (the “Principal Disposition Restrictions”). Termination for Cause HG Vora shall be entitled to terminate the HG Vora Consultancy Agreement for Cause (as defined below). Upon such termination, all rights and obligations described in the section titled “Lock-Up Period” above shall terminate, and any unpaid or accrued Management Fees or Incentive Distribution shall no longer be due and owing; provided that HG Vora shall have 30 days to exercise its rights to deliver a notice of a Cause event after obtaining knowledge of the occurrence of such Cause event and, if no such notice is delivered within such period, the right to terminate the HG Vora Consultancy Agreement for Cause shall lapse. The Consultant and Principal each agree to provide HG Vora with prompt written notice with respect to any event that has resulted in an event of Cause or that is likely to so result in an event of Cause. “Cause” means the Principal commits a crime of moral turpitude

5 or a financial or financially motivated crime, or is indicted for, convicted of, or enters a plea of guilty or nolo contendere to, a felony or a material violation of any federal or state securities law (provided, committing or any indictment, conviction or plea for, any and all moving violations shall not constitute grounds for Cause termination). Incentive Distribution The Consultant will receive the following amount: 1 4% (or 2% during the time the Rate Adjustment is in effect) of the overall appreciation (realized and unrealized) in respect of Subject Securities acquired, held or disposed by HG Vora upon the termination of the HG Vora Consultancy Agreement (the “Incentive Distribution”). The “Start Date” means the earlier of (i) the first public disclosure of the Principal's board candidacy, (ii) the date of the public announcement of a Proxy Contest involving the Principal, (iii) the announcement of the appointment of the Principal to the Board or (iv) other public disclosure regarding the Principal's potential or actual Board membership. When determining the realized or unrealized gain or loss with respect to any Subject Securities, the basis of such Subject Securities shall be the last closing market price immediately before the Start Date; provided that with respect to HG Vora only, (i) the basis of such Subject Securities shall include usual and customary brokerage expenses and financing expenses incurred in connection with the purchase and (ii) realized and unrealized gains shall be net of the Consultant Fee and expenses borne by the Investor pursuant to “Expense Reimbursement” below. In the event that (i) at the 2015 Annual Meeting, the Principal is nominated by the Consultant and voted upon and is not elected to the Board, or (ii) the Proxy Contest is abandoned prior to the 2015 Annual Meeting other than pursuant to a settlement with Overdrive, the rate used for determining the Incentive Distribution described in this “Incentive Distribution” section shall be reduced to 2%, effective as of the date of the 2015 Annual Meeting (the “Rate Adjustment”); provided, however, that if the Principal is elected or otherwise appointed to the Board at any time after the 2015 Annual Meeting, the rate used for determining the Incentive Distribution will revert to 4%, 1 The terms of the Applicable Agreements will be subject to tax review.

6 effective as of the date of such election or appointment, at which time the Rate Adjustment will no longer be considered in effect. Each Investor will report to the Consultant its current holdings of its Subject Securities on the first business day of each month, or such other time as may be agreed to between an Investor and the Consultant. The parties will use commercially reasonable efforts to structure the Incentive Distribution such that the Consultant receives long- term capital gains treatment for U.S. Federal income tax purposes; provided that HG Vora receives long-term capital gains treatment with respect to the disposition of Subject Securities. Consent/Consultation Rights Until such time as individuals chosen by the Consultant serve as directors on the Board, the Consultant, the Principal and their respective affiliates shall not initiate litigation against Overdrive or its affiliates or the Board in any court of competent jurisdiction, arbitration or other similar legal body, without the prior written consent of HG Vora, such consent to be provided in HG Vora’s sole discretion. HG Vora shall be given advance notice of, and the opportunity to review and comment on, any press release, public announcement or any filing with the SEC, or any notice of intent to nominate individuals to serve as directors on the Board to be delivered to Overdrive or the Board (collectively, “Public Materials”), in which HG Vora is named. HG Voras’s prior written consent, such consent to be provided in HG Vora’s sole discretion, shall be required with respect to any information identifying or regarding HG Vora to be included in any Public Materials. Voting Prior to the termination of the HG Vora Consultancy Agreement, HG Vora will vote all Overdrive Securities held by HG Vora as of the applicable record date in favor of the Board Nominee and any other shareholder proposals made with respect to Overdrive by the Consultant. The parties agree and understand that the Board Nominee, if elected or appointed as a Board Director, (i) will have no duty to HG Vora, no duty to discuss any Overdrive matters with HG Vora, and no agreement or understanding with HG Vora as to its decisions as a Board member; and (ii) shall represent the interests of all shareholders of Overdrive equally and shall not represent in any particular manner the interests of HG Vora.

7 Consultant Fee The Consultant shall earn a consultant fee of 0.25% based on the median market value of the Overdrive Securities held by HG Vora for the period commencing on the date hereof and the date immediately preceding the 2015 Annual Board meeting (the “Consultant Fee”). Once earned, the Consultant Fee shall be payable to the Consultant, in cash, within five business days. For purposes of determining market value, the market value of Economic Exposure shall not refer to the value of the underlying equity securities to which the Economic Exposure relates. Expense Reimbursement The Consultant shall be entitled to be reimbursed by the Investors on a pro rata basis (based on Schedule A hereto) for any out-of-pocket expenses or fees incurred by the Consultant in connection with (i) seeking Board representation as described under “Purpose”; and (ii) the preparation, negotiation and execution of the Applicable Agreements and this Term Sheet; in each case subject to a budget which will be provided by the Consultant and be subject to approval by the Investors, such approval not to be unreasonably withheld. The Consultant shall provide HG Vora with reports on expenses or fees incurred on the first business day of every month. Confidentiality Neither party will disclose the terms of this Term Sheet, and HG Vora will not disclose any other Applicable Agreement, to any person other than (i) to their respective officers, board members, accountants and attorneys, (ii) as may be required by applicable law or regulation, including as required in connection with a Proxy Context, (iii) to the other Applicable Investors, (iv) to Overdrive and (v) with the consent of the other. To the extent this Term Sheet is disclosed in a public filing, the provisions of this section “Confidentiality” shall no longer be in effect. Indemnification Each of the Consultant and HG Vora agree, along with each other Investor that is a participant in the Proxy Contest, to indemnify and hold each other party who has provided a similar indemnity to the Consultant or HG Vora (an “Indemnified Party”) harmless from and against any and all losses, claims, damages, penalties, judgments, awards, settlements, liabilities, costs, expenses and disbursements (including, without limitation, attorneys’ fees, costs, expenses and disbursements) incurred by such other parties or Investors arising from or in connection with such party’s activities relating to the Proxy Contest and arising out of any failure with respect to the completeness or accuracy of

8 the information concerning such party contained in any filing made in connection with such party’s ownership, acquisition or disposition of Overdrive Securities or in any filings made by any party in connection with the Proxy Contest; provided, however, this indemnity shall apply only to the extent such indemnifying party actually provided such information to the person making such filing(s)). Nothing herein shall be construed to provide any Indemnified Party with indemnification (a) if such Indemnified Party is found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest, unless such Indemnified Party demonstrates that its action was taken in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Proxy Contest; (b) if such Indemnified Party acted in a manner that constitutes gross negligence or willful misconduct; or (c) if such Indemnified Party provided false or misleading information, or omitted material information in connection with the Proxy Contest. Each Investor will be a third party beneficiary of each other Investor’s Applicable Agreement for purposes of this indemnity. Each Applicable Agreement will contain customary procedural and other provisions in connection with this indemnity. Termination The HG Vora Consultancy Agreement shall terminate automatically and have no further effect upon the earliest of: (i) mutual written agreement of the Consultant and HG Vora; (ii) by either party thereto if a material breach of or default under any of the terms or conditions thereof by the other party thereto remains outstanding after notice and a 30 day cure period (which such cure period shall apply only to a breach reasonably susceptible to a cure); (iii) the disposition of 100% of the Subject Securities acquired or held by HG Vora; and (iv) Separation; in each case, such period subject to extension by mutual written agreement of the Consultant and HG Vora Capital. Notwithstanding anything contained herein to the contrary, the Consultant may, in the Consultant’s sole discretion, terminate the agreement at any time by providing 30 days’ advance written notice to HG Vora. Upon any termination of the HG Vora Consultancy Agreement, none of the rights or obligations thereunder shall survive such termination, other than the confidentiality provisions, any indemnification obligations arising on or before such termination and HG Vora’s obligation to pay any Incentive Distribution, Consultant Fee or expense reimbursement which has been earned

9 or accrued on or before such termination or expressly survives such termination. Governing Law; Etc. This Term Sheet is governed by the internal laws of the State of New York. This Term Sheet may only be amended with the express written consent of the parties hereto and, in the case of the section entitled “Indemnification”, with the consent of each of the third party beneficiaries thereof. This Term Sheet constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Term Sheet shall not be assigned without the express written consent of the nonassigning party. Except for the indemnification provisions above, no person that is not a party to this Term Sheet shall obtain any rights hereunder (whether as a third party beneficiary or otherwise). This Term Sheet may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Schedule A Expenses For expenses and fees incurred on or prior to January 30, 2015: Appaloosa Management L.P. 0.0% Hayman Capital Management, LP 0.0% HG Vora Capital Management, LLC 0.0% Taconic Capital Advisors LP 100% For expenses and fees incurred after January 30, 2015, but on or prior to February 9, 2015, subject to a cap in the case of Hayman Capital Management, LP of $37,500: Appaloosa Management L.P. 39.2% Hayman Capital Management, LP 17.0% HG Vora Capital Management, LLC 4.6% Taconic Capital Advisors LP 39.2% For expenses and fees incurred after February 9, 2015, subject to a cap of $1,000,000. Any amounts above $1,000,000 must be approved by each Investor: Appaloosa Management L.P. 39.2% Hayman Capital Management, LP 17.0% HG Vora Capital Management, LLC 4.6% Taconic Capital Advisors LP 39.2%

A-39 EXHIBIT G SUMMARY OF TERMS BETWEEN MAEVA CP AND HCM See attached.

Confidential Summary of Terms February 9, 2015 This Summary of Terms (this “Term Sheet”) constitutes a legally binding agreement between MAEVA Capital Partners LLC (the “Consultant”) and Hayman Capital Management, LP (“Hayman”), provided that this Term Sheet shall be subject to termination as provided below (except for the provisions set forth below with respect to Confidentiality and Governing Law, which will survive any termination of this Term Sheet). Consulting Agreement Hayman and the Consultant intend to enter into an agreement (the “Consulting Agreement”) whereby the Consultant will provide consulting services to Hayman with respect to the shares of General Motors Company (“Overdrive”) owned or to which economic exposure is provided, directly or indirectly (through options, swaps and similar instruments) (the “Overdrive Shares”), by Hayman Capital Master Fund LP. The Consulting Agreement will contain the terms and conditions set forth herein, together with other provisions customary in transactions of the type described herein, and such other provisions as are reasonable and appropriate in the context of such transactions. The parties hereto will use their good faith efforts to negotiate and enter into a Consulting Agreement on or before February 24, 2015, or such later date as the parties may agree in writing; provided that if the parties fail to enter into a definitive Consulting Agreement on or before February 24, 2014 despite each party having exercised good faith efforts, this Term Sheet shall continue to be a binding agreement between the parties and until a Consulting Agreement is entered into, this Term Sheet shall be considered the “Consulting Agreement” for purposes hereof. Consulting Services The Consultant shall provide, subject to the terms and conditions in the Consulting Agreement, advice to Hayman with respect to the Overdrive Shares owned by Hayman Capital Master Fund, L.P. (the “Fund”). In furtherance thereof, the Consultant currently intends (i) to discuss with Overdrive operational, strategic, financial and other changes that the Consultant believes Overdrive should implement and (ii) to seek to cause Overdrive to implement such changes by nominating Harry Wilson, the principal of the Consultant (the “Principal” or the “Board Nominee”), to the Board of Directors of Overdrive (the “Board”) for election at the 2015 annual meeting of stockholders of Overdrive, and at any other meeting of stockholders held in lieu thereof, and at any adjournments, postponements, reschedulings or continuations thereof (the “2015 Annual Meeting”). The Consultant will be responsible for taking all such actions related thereto, including nominating or designating

2 the Board Nominee for election to the Board (the “Proxy Contest”). In connection with its services under the Consulting Agreement, the Consultant shall be available to discuss with Hayman information relating to Overdrive, provided, however, that the Consultant agrees (on its behalf and on behalf of its owners, principals, employees and agents) that it will not provide to Hayman any information, whether orally or in writing, that (i) the Consultant is restricted from providing to Hayman, including under applicable laws or regulations or pursuant to any contracts or government orders, or (ii) could reasonably be construed to be “material non-public information” as interpreted under applicable Federal case law. Notwithstanding the foregoing, the Consultant shall not provide advice or information relating to Overdrive after such time as Harry Wilson or any other employee of the Consultant is serving as a director of Overdrive. Consultant Representations and Covenants The Consultant and Hayman each represent that they are the sole parties to this Term Sheet and the Consulting Agreement and the arrangements contemplated herein. Hayman further represents that it has not entered into any agreement, arrangement or understanding with any other person with respect to the matters described in this Term Sheet, and the Consultant represents that it is not aware of Hayman having entered into any such agreement, arrangement or understanding with any other person. No Overdrive Shares shall be purchased by Hayman, any Specified Investor or the Consultant, in each case on behalf of itself or their respective affiliates, if, after giving effect to such purchase, Hayman, the Specified Investors and the Manager could be deemed to have beneficial ownership (within the meaning of Section 13(d) of the Exchange Act) of 9.9% or more in the aggregate of the aggregate number of shares of Overdrive common stock outstanding, without Hayman’s prior consent. Notwithstanding anything in this Term Sheet to the contrary, and subject only to the immediately preceding sentence, (i) Hayman hereby does not object to the direct or indirect purchase or disposition of, and other transactions in or relating to, Overdrive Shares by each Specified Investor (as defined below), the Consultant, and their respective affiliates, and (ii) the Consultant represents that the Consultant does not and will not object to the direct or indirect purchase or disposition of, and other transactions in or relating to, Overdrive Shares by the Fund and

3 its affiliates. Without the Consultant’s prior approval, Hayman shall not, and shall cause each of its affiliates and their respective employees, agents and other representatives not to, engage in any solicitation of proxies (as such term is defined under Regulation 14A under the Exchange Act) with respect to holders of Overdrive Shares prior to the 2015 Annual Meeting. The Consultant agrees that the Board Nominee that is elected or appointed as a Director shall represent the interests of all shareholders of Overdrive equally and shall not represent in any particular manner the interests of the Fund. In furtherance thereof, the parties agree and understand that the Principal if elected will have no duty to Hayman or the Fund, no duty to discuss Overdrive matters with Hayman, and no agreement or understanding with Hayman as to his decisions as a board member. Lock-Up Period The “Lock-Up Period” shall commence immediately upon the execution of a term sheet and will expire at 11:59 pm (EST) on the earlier of (i) the date completion of the 2015 Annual Meeting and (ii) the date upon which the Principal is appointed to the Board. The “Lock-Up Securities” shall mean an amount of Subject Shares (as defined below) equal to the greater of (i) 50% of Subject Shares as of the date hereof and (ii) 50% of Subject Shares as of any date of determination. Subject to the exception below, Hayman agrees that during the Lock-Up Period it will retain and not dispose of the Lock-Up Securities. In the event that Hayman determines that the Fund must dispose and cannot retain all or a portion of the Lock-Up Securities because the failure to dispose of such Lock-Up Securities would have a material, detrimental effect on Hayman or the Fund, Hayman shall have the right to dispose of affected Lock-Up Securities. Termination of Consulting Agreement This Term Sheet or the Consulting Agreement, as the case may be, shall be terminated (each of the following clauses, a “Termination Event”) (i) upon mutual written agreement of the Consultant and Hayman, (ii) by either party by providing written notice to the other party if a material breach of or default under any of the terms or conditions of the Consulting Agreement by

4 the other party thereto remains outstanding after notice and a 10 day cure period (or immediately upon such notice if such termination is not capable of being cured), (iii) on the date that is three years from the date of the Consulting Agreement, such period subject to extension by mutual written agreement of the Consultant and Hayman, (iv) on the date that the Fund sells 90% or more of the Subject Shares, (v) if the Principal is not elected to the Board at the 2015 Annual Meeting, unless the parties elect in writing to extend the termination under this clause (v) until the 2016 Annual Meeting of Shareholders of Overdrive or any adjournments, postponements, reschedulings or continuations thereof, (vi) unless otherwise agreed to in writing by the parties, if the Proxy Contest is abandoned prior to the conclusion of the 2015 Annual Meeting without the Board Nominee joining the Board pursuant to a settlement agreement with Overdrive, (vii) (A) if the aggregate number of Overdrive Shares owned or to which economic exposure is provided, directly or indirectly (including through options, swaps and similar instruments), by any Specified Investor is reduced on or prior to the record date applicable to the 2015 Annual Meeting by more than 50% (compared to the date hereof) or (B) if any Specified Person owning more than 14,000,000 Overdrive Shares as of the date hereof, terminates its Specified Agreement, (viii) Cause (as defined below), (ix) Specified Cause (as defined below) or (x) if the aggregate number of Overdrive Shares owned or to which economic exposure is provided, directly or indirectly (through options, swaps and similar instruments), by the Consultant, Mr. Wilson and the Specified Investors prior to the submission of the Notice of Intent (as defined below) is less than 20,000,000 Overdrive Shares. If the Termination Event in clause (x) occurs, then Consultant agrees that this Term Sheet will automatically terminate and it will not include any reference to Hayman or the Fund in the Notice of Intent or other Public Materials (as defined below). Hayman shall have 30 days to exercise its rights to deliver a notice of a Cause or Specified Cause event to the Consultant after obtaining knowledge of the occurrence of such Cause or Specified Cause event and, if no such notice is delivered within such period, the right to terminate the Consulting Agreement for Cause or Specified Cause shall lapse with respect to such event. The Consultant agrees to provide Hayman with prompt written notice with respect to any event that has resulted in an event of Cause or Specified Cause or that is likely to so result in an event of Cause or Specified Cause. “Cause” means (i) the Principal commits a crime of moral

5 turpitude or a financial or financially motivated crime, or (ii) the Principal or the Consultant is indicted for, convicted of, or enters a plea of guilty or nolo contendere to, a felony or a material violation of any federal or state securities law (provided, committing or any indictment, conviction or plea for, any and all moving violations shall not constitute grounds for Cause termination). “Specified Cause” means (i) the Principal or the Consultant is the subject of a bona fide investigation with respect to a felony or a material violation of any federal or state securities law which has been ongoing for at least sixty days (provided, that an investigation for, any and all moving violations shall not constitute grounds for Specified Cause termination), or (ii) Hayman reasonably determines that the continuation of the Consulting Agreement would cause it or the Fund substantial and material reputational or regulatory harm. Consultant Fee Except as otherwise provided below, Hayman will pay to the Consultant a fee (the “Consultant Fee”) equal to 4% of (i) the Net Profits (as defined below) earned by the Fund from the sale of the Subject Shares and (ii) the Net Appreciation (as defined below) earned by the Fund with respect to Subject Shares not sold on or prior to the termination of the Consulting Agreement pursuant to the Termination Events set forth in clauses (i), (iii), (iv), (v), (vi), (vii)(A) or (ix) (subject, in the case of clause (v) to the provisions below). “Net Profits” means the net proceeds received by the Fund from the sale of the Subject Shares less (i) the aggregate amount of the Basis (as defined below) of the Subject Shares that are sold, and (ii) financing costs (including swap costs) relating to the Fund’s ownership of the Subject Shares that were sold (if the resulting amount is negative, such amount is hereby referred to as a “Net Loss”). If any Subject Shares are sold at a Net Loss, the amount of such Net Loss shall (i) first offset any Net Profit from the sale of Subject Shares during the year and (ii) be carried forward to offset any future Net Profits or Net Appreciation. “Net Appreciation” means the value of any Subject Shares not sold on or prior to the date of termination, determined as the average closing market value of such Subject Shares for the five days beginning with the date of termination less (i) the aggregate amount of the Basis (as defined below) of such Subject Shares, and (ii) financing costs (including swap costs) relating to the Fund’s ownership of such Subject Shares (if the resulting amount is negative, such amount is hereby referred to as a “Net

6 Depreciation”). If there is a Net Depreciation as of the date of termination, the amount of such Net Depreciation shall offset any Net Profits from the sale of Subject Shares on or prior to such date of termination. Notwithstanding the terms set forth in this Section entitled “Consultant Fee,” with respect to any Subject Shares sold by the Fund prior to the conclusion of the 2015 Annual Meeting and for which the Consultant is entitled to a Consulting Fee hereunder, Net Profits and Net Appreciation, as applicable, shall be further reduced by an amount equal to the Basis of the Subject Shares sold multiplied by the percentage increase in the S&P 500 index during the period from the date of this Term Sheet until the date of such sale. Notwithstanding the terms set forth in this Section entitled “Consultant Fee,” if this Term Sheet or the Consulting Agreement, as applicable is terminated by Hayman solely because the Principal is not elected to the Board at the 2015 Annual Meeting, then the Consultant shall be entitled to receive a Consultant Fee following the conclusion of the year in which all of the Subject Shares are sold by the Fund (subject to the other terms and provisions herein) equal to the lesser of (i) the Net Appreciation on the remaining Subject Shares as of the date of the 2015 Annual Meeting (as further reduced by an amount equal to the Basis of the Subject Shares sold multiplied by the percentage increase in the S&P 500 index during the period from the date of this Term Sheet until the date of the 2015 Annual Meeting) or (ii) the Net Profits earned by the Fund with respect to the actual sale of such Subject Shares. “Subject Shares” means 4,755,742 as of the date hereof (the “Initial Shares”), plus all “Additional Shares” (as defined below). “Basis” means $36.28 for each Initial Share and the purchase price for any Additional Shares that are included in the Subject Shares (as reduced for any sales). Hayman will notify the Consultant promptly following the Fund’s purchase of or acquisition of additional Overdrive Shares or economic exposure to any additional Overdrive Shares (including through options, swaps and similar instruments), which notice shall include the number of Overdrive Shares and the purchase price therefore (the “Additional Shares”); provided that such notice shall only be required once Hayman has purchased or acquired Additional Shares equal to 0.25% of the

7 aggregate number of shares of Overdrive common stock outstanding. Hayman shall provide the Consultant with written notice promptly following the sale of any Subject Shares, which notice shall include the number of Subject Shares sold and the net sale proceeds received therefore; provided that such notice shall only be required once Hayman has sold Subject Shares equal to 0.25% of the aggregate number of shares of Overdrive common stock outstanding. The Consulting Fee will be determined following the end of each calendar year and will be paid in cash by Hayman to the Consultant within thirty (30) days following the determination of the incentive allocation payable by the Fund to Hayman for such year. With respect to the Consulting Fee on any Subject Shares not sold on or prior to the date of termination, the Consulting Fee will be calculated as provided in the definition of “Net Appreciation” but will not be payable until following the end of the calendar year in which such Subject Shares are actually sold. The Consulting Fee shall only be paid to the extent that Hayman has earned an incentive allocation from the Fund for such year and such payment shall not exceed the amount of such incentive allocation. Any amount of the Consulting Fee that remains unpaid as a result of the foregoing limitation shall be carried forward to each subsequent year until the Consulting Fee is paid in full. For purposes of clarity, if the Fund is liquidated at such time as all or a portion of the Consulting Fee remains unpaid, no further amount of the Consulting Fee shall be payable (except to the extent that Hayman has earned an incentive allocation during the year of liquidation). Hayman will report to the Consultant the current holdings of Subject Shares owned by the Fund on the first business day of each month, or such other time as may be agreed to between the Consultant and Hayman. For purposes of clarity (i) if Hayman “rolls over” a swap, option or another instrument to another swap, option or instrument due to the expiration thereof or otherwise, it will not be considered a disposition or acquisition for purposes of the Consulting Fee, (ii) it will not be considered a disposition or acquisition for purposes of the Consulting Fee with respect to covered call options owned by the Fund unless the covered call option is exercised and a sale of the underlying Overdrive Shares is effectuated and (iii) if the Fund changes its form of ownership or economic exposure with respect Overdrive Shares (e.g., closing a swap position and

8 acquiring Overdrive Shares), it will not be considered a disposition and an acquisition for purposes of the Consulting Fee. In each case, Hayman will determine in good faith the number of Overdrive Shares and Basis for these purposes. For the avoidance of doubt, under no circumstances shall the Consultant be liable to repay any previously paid Consultant Fees or be liable to pay any amount of Net Depreciation to Hayman. The parties will use commercially reasonable efforts to structure the Consultant Fee as a carried interest in a partnership (or other flow-through) for U.S. Federal income tax purposes, provided that structuring the Consulting Fee as a carried interest in a partnership will not have any adverse tax or other consequences to Hayman as determined by Hayman in consultation with its counsel. Fee A fee of 0.25% per annum shall be payable by Hayman quarterly, in cash, in advance, on the fifth business day of each calendar quarter and be based on the market value of 1,000,000 Override Shares as of the last day of the preceding calendar quarter (the “Fee”), until the earliest of (i) the date on which the Principal joins the Board; (ii) the end of the Lock Up Period, (iii) the date the Proxy Contest is abandoned and (iv) termination of the Consulting Agreement. Such fee shall be prorated for periods of less than a full calendar quarter. MFN “Specified Investor” shall mean any other entity or person that the Consultant enters enter an agreement with concerning such entity’s or person’s Overdrive Shares or that contributes Overdrive Shares to a newly formed, jointly owned entity (the “Consultant Fund”) advised by the Consultant (with such agreement or Consultant Fund agreement being a “Specified Agreement”). For purposes of clarity, Hayman shall have no obligation to contribute any Overdrive Shares to the Consultant Fund. In the event that the Consultant provides to any Specified Investor any material terms conditions or covenants which are more favorable to such Specified Investor than Hayman is subject to with respect to the Subject Shares (the “MFN Provisions”), then the Consultant shall promptly provide copies of all agreements containing MFN Provisions to Hayman and Hayman may, within 10 business days, elect to accept (i) any MFN Provisions regarding (A) Consulting Fees (or another fee that is of a similar nature thereto, including any incentive fee) or

9 (B) any consultation, consent or approval rights, or (ii) any other MFN Provisions, taken as a whole (in the case of this subclause (ii)) and together with any other related provisions, in each case, retroactive to the date of this Term Sheet. Notwithstanding the foregoing, Hayman shall not be entitled to accept any MFN Provisions granted to a Specified Investor that has entered into a Specified Agreement as of the date hereof. The Consultant represents that it has provided Hayman a copy of all Specified Agreements entered into as of the date hereof. Public Filings Until such time as a Director Nominee serves as a director on the Board, the Consultant shall not initiate litigation against Overdrive or its affiliates or the Board in any court of competent jurisdiction, arbitration or other similar legal body, without the prior written consent of Hayman, such consent to be provided in Hayman’s sole discretion. Unless and until the Principal is elected or appointed to the Board, Hayman shall be given advance written notice of, and the opportunity to review and comment on, any press release, public announcement or any filing with the SEC, or any notice of intent to nominate individuals to serve as directors on the Board to be delivered to Overdrive or the Board (“Notice of Intent” and together with the other foregoing items, “Public Materials”), in which Hayman or the Fund is named. Hayman’s prior written consent, such consent to be provided in Hayman’s sole discretion, shall be required with respect to any information regarding Hayman or the Fund to be included in any Public Materials. Voting Prior to the termination of the Consulting Agreement and subject to applicable fiduciary duties, at the 2015 Annual Meeting, Hayman will cause the Fund to vote all Overdrive Shares held by the Fund as of the applicable record date in favor of the Board Nominee and any other shareholder proposals made with respect to Overdrive by the Consultant. Expense Reimbursement The Consultant shall be entitled to be reimbursed by Hayman for its pro rata share (based on Schedule A hereto) of any out-of- pocket expenses or fees incurred by the Consultant in connection with (i) seeking Board representation as described under “Consulting Services”; and (ii) the preparation, negotiation and execution of the Consulting Agreement, the Specified Agreements and this Term Sheet, in each case, subject to a budget which will be provided by the Consultant and subject to approval by Hayman and the Specified Investors, such approval

10 not to be unreasonably withheld. The Consultant shall provide Hayman with reports and supporting documentation on expenses or fees incurred on the first business day of every month. Confidentiality Neither party will disclose the terms of this Term Sheet; Consultant will not disclose the information provided by Hayman to the Consultant for use in the Notice of Intent, and Hayman will not disclose any Specified Agreement, to any person other than (i) to their respective (and in the case of Hayman, the Fund’s) officers, board members, accountants and attorneys, (ii) as may be required by applicable law or regulation, including as required in connection with a Proxy Context, (iii) to the Specified Investors, (iv) to Overdrive and (v) with the consent of the other. The Consulting Agreement shall also contain customary provisions relating to Confidentiality. To the extent this Term Sheet is disclosed in a public filing, the provisions of this section “Confidentiality” shall no longer be in effect. Indemnification Each of the Consultant and Hayman agree that it shall be responsible for the completeness and accuracy of the information concerning it contained in any filing pursuant to Section 14 of the Exchange Act or any other filing required pursuant to applicable law relating to the Overdrive Shares. Each of the Consultant and Hayman agree, along with each other Specified Investor that is a participant in the Proxy Contest, to indemnify and hold each other party who has provided a similar indemnity to the Manager or Hayman (an “Indemnified Party”) harmless from and against any and all losses, claims, damages, penalties, judgments, awards, settlements, liabilities, costs, expenses and disbursements (including, without limitation, attorneys' fees, costs, expenses and disbursements) incurred by such other parties or Specified Investors arising from or in connection with such party's activities relating to the Proxy Contest and arising out of any failure with respect to the completeness or accuracy of the information concerning such party contained in any filing made in connection with such party's ownership, acquisition or disposition of Overdrive Shares or in any filings made by any party in connection with the Proxy Contest; provided, however, this indemnity shall apply only to the extent such indemnifying party actually provided such information to the person making such filing(s).

11 Nothing herein shall be construed to provide any Indemnified Party with indemnification (a) if such Indemnified Party is found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest, unless such Indemnified Party demonstrates that its action was taken in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Proxy Contest; (b) if such Indemnified Party acted in a manner that constitutes gross negligence or willful misconduct; or (c) if such Indemnified Party provided false or misleading information, or omitted material information in connection with the Proxy Contest. Hayman and each Specified Investor will be a third party beneficiary of Consulting Agreement and each Specified Investor’s Specified Agreement, as applicable, for purposes of this indemnity. The Consulting Agreement and each Specified Agreement will contain customary procedural and other provisions in connection with this indemnity. Miscellaneous This Term Sheet is governed by the internal laws of the State of New York. This Term Sheet may only be amended with the express written consent of the parties hereto and, in the case of the section entitled “Indemnification”, with the consent of each of the third party beneficiaries thereof. This Term Sheet constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Term Sheet shall not be assigned without the express written consent of the nonassigning party. Except for the indemnification provisions above, no person that is not a party to this Term Sheet shall obtain any rights hereunder (whether as a third party beneficiary or otherwise). This Term Sheet may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Term Sheet to be executed by their respective authorized representatives as of the date first written above. MANAGER MAEVA CAPITAL PARTNERS, LLC By: _________________________ Name: Title: INVESTOR HAYMAN CAPITAL MANAGEMENT, L.P., on behalf of the funds for which it acts as investment adviser By: _________________________ Name: Title: Christopher E. Kirkpatrick General Counsel

Schedule A Expenses For expenses and fees incurred on or prior to January 30, 2015: Appaloosa Management L.P. 0.0% Hayman Capital Management, LP 0.0% HG Vora Capital Management, LLC 0.0% Taconic Capital Advisors LP 100% For expenses and fees incurred after January 30, 2015, but on or prior to February 9, 2015, subject to a cap in the case of Hayman Capital Management, LP of $37,500: Appaloosa Management L.P. 39.2% Hayman Capital Management, LP 17.0% HG Vora Capital Management, LLC 4.6% Taconic Capital Advisors LP 39.2% For expenses and fees incurred after February 9, 2015, subject to a cap of $1,000,000. Any amounts above $1,000,000 must be approved by each Investor: Appaloosa Management L.P. 39.2% Hayman Capital Management, LP 17.0% HG Vora Capital Management, LLC 4.6% Taconic Capital Advisors LP 39.2%